ANNUAL REPORTS                                                 NOVEMBER 30, 1998

                                  THE SG COWEN
                                FAMILY OF FUNDS

                      SG COWEN INCOME + GROWTH FUND, INC.
                           SG COWEN OPPORTUNITY FUND
                      SG COWEN GOVERNMENT SECURITIES FUND
                    SG COWEN INTERMEDIATE FIXED INCOME FUND
                         SG COWEN LARGE CAP VALUE FUND

    [LOGO]                                    [LOGO]

                              -------------------
                                    CONTENTS

Chairman's Letter ......................................          1

SG Cowen Income + Growth Fund, Inc. ....................          2

SG Cowen Opportunity Fund ..............................          5

SG Cowen Intermediate Fixed Income Fund and
SG Cowen Government Securities Fund ....................          8

SG Cowen Large Cap Value Fund ..........................         12

Statements of Investments ..............................         15

Statements of Assets and Liabilities ...................         30

Statements of Operations ...............................         32

Statements of Changes in Net Assets ....................         34

Notes to Combined Financial Statements .................         39

Report of Ernst & Young LLP ............................         59

CHAIRMAN'S LETTER

                                                                January 15, 1999

TO OUR SHAREHOLDERS:

  Despite volatility in the second half of 1998, the U.S. stock market posted another year of double-digit gains during the SG Cowen Family of Funds fiscal year ended November 30, 1998. Meanwhile, the bond market performed extremely well, as interest rates declined.

  The stock market's performance was dominated by large-capitalization growth companies in industries such as technology. This made it a challenging year for us because our three equity funds, the SG Cowen Income + Growth Fund, the SG Cowen Opportunity Fund and the SG Cowen Large Cap Value Fund, focus on dividend paying companies, small-cap stocks and value, respectively. Some mutual fund families practice "style drift" when their investment styles are temporarily out of favor. At SG Cowen, we adhere to our investment disciplines, which have and, we believe, will continue to reward investors over the long term. The portfolio managers' commentary on the following pages describes how each addressed these challenges and what conditions they anticipate in the coming year.

  We are pleased to report that the SG Cowen Intermediate Fixed Income Fund and the SG Cowen Government Securities Fund both outperformed their respective indexes during the fiscal year. This was due to our being overweighted in Treasury bonds, underweighted in mortgages and our strategy of consistently extending maturities.

  It is our belief that participating in today's markets with confidence requires a disciplined investment strategy. We will continue to abide by this belief and manage the funds with a strict adherence to their respective disciplines. In addition, we will also seek to realize the advantages brought to us by our new association with Societe Generale, one of the world's largest commercial and investment banks.

  We appreciate your continued support and would like to take this opportunity to renew our commitment to providing you with long-term performance that is consistent with the investment disciplines of the SG Cowen Family of Funds.

                                                                Sincerely,

                                                       /s/ Joseph M. Cohen

                                                           Joseph M. Cohen
                                                                  Chairman

                         SG COWEN INCOME + GROWTH FUND
                     SEEKING STABILITY IN A GYRATING MARKET

After a harrowing year that included a 20% summer sell-off, the Standard & Poor's 500 Index remarkably posted double-digit returns for the Fund's fiscal year ended November 30, 1998. Much of the S&P 500 Index performance came from a narrow band of technology stocks outside our investment universe. As a result, lower-risk, higher-yield value funds, such as the SG Cowen Income + Growth Fund, underperformed the broadly based market indices.

                                  PERFORMANCE

For the fiscal year ended November 30, 1998, the total annual return for the SG Cowen Income + Growth Fund's Class A shares was 3.98%. In comparison, the Lipper Equity-Income Index return was 11.50% while the S&P 500 Index returned 23.74% during the same period. The Fund's Class B and Class I shares returned 3.11% and 4.22%, respectively, for the fiscal year.

  The reason for the Fund's underperformance is quite simple: The SG Cowen Income + Growth Fund invests in stocks that focus on dividends and value. In much of 1998, investors did not pay attention to the income side of the total return equation, nor were they much interested in value. Instead, the market's focus was on growth. As a result, growth stocks outperformed value stocks by a historically wide margin when viewed over the entire fiscal year.

  A large component of our yield universe consists of utilities and real estate investment trusts (REITs). These industries did quite well early in the fiscal year as concerns over the Asian economic crisis, the prospect of a U.S. corporate profit slowdown and high valuations in growth stocks led to favorable price performance in these types of defensive issues. Many of these companies reached our target valuations early in 1998 and we reduced our exposure there. However, the yield component of the Fund still maintains positions in these sectors, and utility industry performance was roughly flat for the fiscal year, while REITs declined substantially.

  Investors became concerned when some high-profile REITs with rapid growth plans wouldn't be able to sell additional equity enabling them to continue to grow. In contrast, we invest in REITs that are more conservative and can continue to grow from internally generated funds. For example, we own Weingarten Realty and Kimco Realty, REITs that reward their shareholders with steady high-quality cash flow and dividend growth year after year.

  The other major reason that we have underperformed is our exposure to the energy group. From a value perspective, the energy companies are extremely attractive on a price/earnings, price/book, and dividend yield basis. However, oil prices continued to plummet in 1998, and energy stocks fell accordingly. For tax purposes, we realized some losses in these energy issues late in the fiscal year, which is why the Fund's cash position was approximately 10% on November 30, 1998, double its normal level, and our energy component was reduced from 20% to 12%.

  With the proceeds from sales of electric utilities and REITs, we added to our holdings in the food industry. We believe that the food industry offers defensive characteristics such as above-average dividend levels and the ability to grow their dividends. Purchases during the fiscal year included Campbell Soup, ConAgra, Dean Foods and Interstate Bakeries. These companies appear to be very inexpensive, generating excess cash flow compared to what has been typical for the industry.

  Although it was a challenging year, we did have some notable successes.

  In the pharmaceutical industry, we more than doubled our money with Pfizer, the maker of the male impotency drug Viagra. Other successful health care investments included Pharmacia & Upjohn and Bausch & Lomb, a maker of over-the-counter eye products and sunglasses.

  In the utilities area, New Century Energies, a Colorado-based natural gas company, provided a total return of about 15%, while Utilicorp, a Kansas City-based electric and natural gas utility, returned about 12% during the period. In telecommunications, we earned excellent returns from GTE, Bell Atlantic, SBC Communications and Sprint.

  Eastman Kodak proved to be a stock that illustrates our value-investing style. Early in 1998, we purchased the stock at $80, after which the company reported a disappointing quarter, taking the stock down to $65. We concluded that the new management team was going to be successful in reducing costs and returning the business to previous levels of profitability, and we bought more shares. Another flurry of bad news sent the stock down to $50, and we bought more. Following several quarters of improved earnings, the shares posted a sharp recovery and, toward the end of August, we profitably sold Kodak at $86, with an average cost basis of $71.

                                LOOKING FORWARD

Despite pressures to the contrary, the Fund does not suffer from style drift. Our gross dividend yield is still above 3%, which is consistent with the Fund's objective that states that the primary purpose is dividend income and the secondary objective is capital appreciation.

  The benefits of a value and income style became very evident during the market instability that we saw during the third calendar quarter. During that period, the Fund's total return declined far less than the market. When viewing the overall results of a fiscal year, these intense periods of market instability are often forgotten or minimized. However, the conditions that brought about that market instability-- concerns about emerging markets, hedge funds with too much leverage and weak corporate profits--are not that far from view in 1999.

  Meanwhile, many companies in sectors that we typically select from are selling at extremely cheap valuations. At the other end of the spectrum, the marketplace is valuing many technology and Internet-based companies at levels that defy rational logic. Needless to say, the discrepancy in valuation and performance between growth and value is as wide as it has ever been. However, when viewed over a long-term time horizon, growth should not continue to dominate value like it has over the past few years.

                    COMPARISON OF CHANGE IN VALUE OF $10,000

               INVESTMENT IN SG COWEN INCOME + GROWTH FUND, INC.,

                         CLASS A SHARES AND THE S&P 500

                    AND THE LIPPER EQUITY INCOME FUND INDEX

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                     SG COWEN INCOME                     LIPPER EQUITY
                        + GROWTH                          INCOME FUND
                       FUND, INC.          S & P 500         INDEX

7/31/88                          $10,000      $10,000             $10,000
7/31/89                          $12,116      $13,193             $12,451
7/31/90                          $11,690      $14,051             $12,511
7/31/91                          $13,024      $15,843             $13,950
7/31/92                          $15,431      $17,870             $16,067
7/31/93                          $16,889      $19,430             $18,266
7/31/94                          $16,937      $20,438             $19,173
11/30/94*                        $16,457      $20,448             $18,811
11/30/95                         $21,312      $27,996             $24,018
11/30/96                         $25,119      $35,839             $29,221
11/30/97                         $29,943      $45,229             $36,084
11/30/98                         $31,135      $55,966             $40,234
$ in thousands

                             AVERAGE ANNUAL TOTAL RETURN**
---------------------------------------------------------------------------------------
          1 YEAR                        5 YEAR                       10 YEAR
            -0.99%                        11.13%                        11.78%

-------------

  * FUND CHANGED FISCAL YEAR TO NOVEMBER 30.

 ** INCLUDES INITIAL MAXIMUM SALES CHARGE OF 4.75%.

    PERFORMANCE OF OTHER CLASSES WILL BE GREATER THAN OR LESS THAN THE LINE SHOWN BASED ON THE DIFFERENCES IN LOADS AND FEES PAID BY SHAREHOLDERS INVESTING IN THE DIFFERENT CLASSES.

                           CLASS B AND CLASS I SHARES

ANNUALIZED RETURN OF THE CLASS:

                                                     AVERAGE ANNUAL TOTAL RETURN
                                       --------------------------------------------------------
                                                 1 YEAR                    INCEPTION***
Class B shares****                            -1.89%                    13.88%
Class I shares                                 4.22%                    15.24%

-------------

 *** Inception dates of Class "B" shares and Class "I" shares are May 17, 1994 and May 9, 1994 respectively.

**** After deduction of Contingent Deferred Sales Charge.

     All performance figures assume reinvestment of dividends and capital gains.

     Past performance is not predictive of future results.

                           SG COWEN OPPORTUNITY FUND
                SMALL-CAP STOCKS REMAIN OUT OF FAVOR DURING 1998

During the fiscal year ended November 30, 1998, the disparity in performance between the S&P 500 Index and the Russell 2000 was among the largest ever, as investor confidence remained shaken by overseas economic events. The Asian slowdown led to a surplus of goods such as agriculture, energy and metals, which in turn led to a recession in countries representing half the world's population. Even though the Federal Reserve Board and other central banks acted decisively to lower interest rates in the fall, money managers with concerns regarding liquidity were not quite ready to abandon the largest stocks.

                                  PERFORMANCE

For the fiscal year ended November 30, 1998, the SG Cowen Opportunity Fund Class A shares produced a total return of -24.89%. In contrast, the unmanaged Russell 2000 Index generated a total return of -6.62% for the same period, while the Standard & Poor's 500 Index was up 23.74%. The Fund's Class B and Class I shares returned -25.56% and -24.71%, respectively, for the fiscal year.

  Although the Fund underperformed its benchmarks in the most recent period, it has turned in a much stronger performance when viewed over a long-time horizon. As of November 30, 1998, the SG Cowen Opportunity Fund had an annualized return of 11.33% since its inception on March 31, 1988 -- about in line with both the Lipper Small Cap Fund Index and the Russell 2000.

  In April, the SG Cowen Opportunity Fund began its second decade of investing in small-cap stocks. During this time, we have seen the demand for small-cap stocks ebb and flow. Although small-cap stocks have underperformed large-cap stocks over the past few years, historically, small caps outperform on average by about 2% per year. However, this outperformance is not smooth and predictable. Moreover, the growth and value styles of investing have also ebbed and flowed over the years, with growth clearly dominating during the most recent fiscal year. Our disciplined value approach, which assesses an individual company's basic business value and then uncovers the catalyst that triggers that value, has been successful when viewed over a long-time horizon, and we believe is poised to rebound again.

                           SEARCHING FOR REJUVENATION

Our strategy is to seek companies that have fallen out of favor and are selling at attractive valuations. We then evaluate potential catalysts that can rejuvenate companies such as new products, technologies or management. Our research team analyzes a candidate's fundamental strength, preferring companies with improving balance sheets and cash flows, well-positioned product lines and experienced management with equity ownership.

  During the fiscal year, an abnormally high number of companies in our portfolio were either merged or acquired, reflecting an increase in their business value. For example, Dravo Corp., which specializes in environmental scrubbing of coal-fired utilities, nearly doubled to $13 when it was acquired by Carmeuse Lime, Inc.

  Other strong performers during the period included retailer Ann Taylor, up 150%, software maker Novell, up 120%, and electric utility Niagra Mohawk, up 50%. Ann Taylor experienced a turnaround with new management, which freshened the stores and refocused the product on women's professional attire. Novell also brought in new management and successfully warded off Microsoft, which attempted to take their large corporate multi-user market. Niagra Mohawk, an electric utility, was one of the best-performing stocks in one of the best-performing groups, as states slowed down deregulation and allowed utilities some additional time to prepare for the new competitive environment.

  Generally, our overweighting in utilities as well as our stock selection in technology and consumer goods helped performance, while our overweighting in energy was a negative.

                              DIRECTION FROM HERE

  ENERGY: The supply/demand dynamics of oil seem to be improving. Oil producing countries such as Saudi Arabia and Venezuela are in a recession and must cut back production to move prices higher. In addition, the top 20 oil companies are cutting back production about 5% in 1999 to reduce supply. On the demand side, there is a sense that Southeast Asia is coming out of the doldrums, as interest-rate cuts lead to growth opportunities. Meanwhile, energy companies are selling at steep discounts because the market has turned away from the entire group.

  HEALTH CARE: We have increased our holdings in generic pharmaceutical companies, regional HMOs, medical device companies and biotechnology. Pharmaceuticals and commercial insurance companies are two of only a few areas that have pricing power in this near-zero inflation economy. Meanwhile, HMO stocks are very inexpensive across the board, and the industry is consolidating.

  TECHNOLOGY: Our Internet exposure has been modest as low barriers to entry combined with high valuations will, we believe, lead to dislocations before the ultimate winners are finally determined. We continue to focus on selected names that have a combination of unit growth and attractive valuations such as Novell.

                                LOOKING FORWARD

Once in place, small-cap outperformance historically has come in waves: nine consecutive years after 1974 and four consecutive years of superior results after 1990. Another wave of outperformance began in 1996 but was curtailed in October 1997 by global economic concerns. Historically, small caps have bounced back after tough periods.

  The stage was set for the next bounce-back after the Fed's September 29th rate cut, and the subsequent move by more than 40 countries to reduce interest rates. While it is deflation today versus inflation then, this armada of interest rate cuts is similar to the central bank coordinated moves in 1980-81. As the central banks are successful once again, then investors will have more confidence, and they'll begin moving back into small-cap names. Although it requires patience, we believe that with such attractive valuations and a return of confidence, small caps should begin another period of excellent performance.

                    COMPARISON OF CHANGE IN VALUE OF $10,000

                    INVESTMENT IN SG COWEN OPPORTUNITY FUND,

              CLASS A SHARES AND THE S&P 500 AND THE RUSSELL 2000

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                     SG COWEN
                    OPPORTUNITY                   RUSSELL
                       FUND          S&P 500       2000

11/30/88                   $10,000     $10,000      $10,000
11/30/89                   $11,488     $13,077      $12,032
11/30/90                   $11,765     $12,620       $9,354
11/30/91                   $16,064     $15,185      $13,553
11/30/92                   $18,528     $17,980      $16,751
11/30/93                   $23,991     $19,793      $19,925
11/30/94                   $26,278     $20,064      $19,705
11/30/95                   $28,356     $27,470      $25,319
11/30/96                   $36,731     $35,166      $29,500
11/30/97                   $41,709     $44,379      $35,813
11/30/98                   $31,328     $54,915      $33,442
$ in thousands      $ in thousands

    AVERAGE ANNUAL TOTAL RETURN*
-------------------------------------
  1 YEAR       5 YEAR       10 YEAR
  -28.45  %        4.46%       12.10%

  PERFORMANCE OF OTHER CLASSES WILL BE GREATER THAN OR LESS THAN THE LINE SHOWN BASED ON THE DIFFERENCES IN LOADS AND FEES PAID BY SHAREHOLDERS INVESTING IN THE DIFFERENT CLASSES.

 * INCLUDES INITIAL MAXIMUM SALES CHARGE OF 4.75%.

                           CLASS B AND CLASS I SHARES

                                                          AVERAGE ANNUAL TOTAL RETURN
                                                         ------------------------------
                                                           1 YEAR        INCEPTION**
Class B shares***                                          -29.28  %           4.14%
Class I shares                                             -24.71  %           5.38%

-------------

 **INCEPTION DATES OF CLASS "B" SHARES AND CLASS "I" SHARES ARE MAY 17, 1994 AND
   MAY 9, 1994, RESPECTIVELY.

***AFTER DEDUCTION OF CONTINGENT DEFERRED SALES CHARGE.

  ALL PERFORMANCE FIGURES ASSUME REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS.

  PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS.

                    SG COWEN INTERMEDIATE FIXED INCOME FUND
                      SG COWEN GOVERNMENT SECURITIES FUND
                QUALITY + LONGER MATURITIES = STRONG PERFORMANCE

The key to our success during the fiscal year was our focus on the Treasury market as well as our strategy of extending duration, a measure of interest-rate sensitivity. The Asian economic crisis created a global flight to quality, boosting demand for Treasury securities. In addition, the global deflationary environment pushed interest rates down and rewarded long-duration assets.

                                  PERFORMANCE

Both funds outperformed their benchmarks during the fiscal year ended November 30, 1998. The total annual return for the SG Cowen Government Securities Fund's Class A shares was 11.13%. In comparison, the Lehman Brothers Aggregate Index, its unmanaged benchmark of government bonds, reflected a return of 9.45%. The Fund's Class I shares returned 11.04%. THE WALL STREET JOURNAL ranked SG Cowen Government Securities Fund 10th out of 183 U.S. Government bond funds as tracked by Lipper Analytical Services for the 12 months ending November 30, 1998.

  The total annual return of the SG Cowen Intermediate Fixed Income Fund's Class A shares was 9.38%. In comparison, the Lehman Brothers Intermediate Government/Corporate Index, an unmanaged benchmark of intermediate government and corporate bonds, reflected an increase of 8.87%. The Fund's Class B and Class I shares returned 9.07% and 9.65%, respectively.

                             THE FLIGHT TO QUALITY

There were two reasons why the SG Cowen Government Fund Securities Fund significantly outperformed. During the fiscal year, interest rates trended lower, and we responded by consistently extending the average maturity and duration of the Fund. On November 30, 1998, the Fund's duration was 6.73 years. In comparison, the Lehman Brothers Aggregate Index duration was 4.57 years.

  In addition, we overweighted Treasury bonds and underweighted the mortgage component. Treasury bonds outperformed all other fixed-income classes, as global investors sought safety and liquidity during much of 1998. Mortgages underperformed, as falling interest rates induced homeowners to refinance at lower rates, making mortgage securities less attractive. As of November 30, 1998, 72% of the Fund was invested in U.S. Government securities, up from 58% a year ago.

  The SG Cowen Intermediate Fixed Income Fund also had a longer than average duration during the year. For example, on November 30, 1998, its duration was
5.36 years, compared to the Lehman Brothers Intermediate Government/Corporate Index of 3.40 years.

  The Fund also benefited from being underweighted in corporate bonds. A year ago, on November 30, 1997, 47% was invested in U.S. Governments, 26% was invested in mortgages and 27% was invested in corporates. In contrast, as of November 30, 1998, 64% was invested in U.S. Governments, 13% was invested in mortgages and 22% was invested in corporates.

  The few corporate bonds in the portfolio tended to be higher-quality corporate securities. When Russia defaulted on its debt in August and the imprudent use of leverage by some hedge funds was simultaneously uncovered, investors became very concerned about credit quality in all sectors, and lower-quality corporates substantially underperformed. Even blue-chip corporate bonds were penalized for having very slight credit concerns, as investors began to fear that the U.S. economy was heading toward a recession in 1999.

  Instead, the Federal Reserve Board acted decisively by lowering interest rates three times within a six-week period. Throughout the world, more than 40 central banks followed suit, and a global recession was averted. Remarkably, the U.S. economy was able to stave off the economic difficulties of Asia, Russia and Latin America. U.S. Gross Domestic Product approached 4% in 1998, although it is likely to moderate in 1999. Meanwhile, the rate of U.S. inflation continues to move lower, but has not crossed the line to deflation.

                     INTEREST RATES LIKELY TO FALL FURTHER

The Federal Reserve Board reversed its policy during the year, moving from a tightening bias earlier in 1998 to an easing posture in the fall. In a series of three rate cuts, short-term interest rates fell from 5.5% to 4.75%. Between November 30, 1997 and November 30, 1998, the five-year Treasury note yield dropped from 5.82% to 4.54%, or 134 basis points. In contrast, the 30-year bond dropped from 6.04% to 5.07%, a drop of 96 basis points.

  Our current strategy assumes that interest rates will continue to fall, and that U.S. Treasury bonds will remain the best performing fixed-income asset. Although corporate yields are still quite high in relation to Treasury bonds, we are not increasing our allocation to corporates because we still believe that there are significant risks present in that sector with the continued heavy issuance of new supply. We also do not foresee increasing our exposure to mortgages because we believe that interest rates will continue to move lower.

                                LOOKING FORWARD

The Asian economic crisis is primarily the result of overcapacity in the region, which exerts deflationary forces throughout the world. It is partly why the price of oil has plummeted to $10 a barrel, and why the U.S. inflation rate remains under 2%, despite decade-long economic prosperity. Nevertheless, global conditions are setting the stage for a U.S. economic slowdown in 1999.

  We will continue to keep the interest rate sensitivity of the portfolio high because we continue to believe there is some room for interest rates to move lower, as they have generally done every year since the early 1980s. We will also continue to minimize the credit risk of the portfolio by emphasizing U.S. Treasury Securities.

  Of course, trends and cycles don't last forever. If the economy strengthens and interest rates change direction, then we will make decisive changes to the portfolio. We will keep a keen eye for signs that commodity prices have bottomed out and are rising, that the labor market is tightening or that U.S. multinational corporations have improved pricing power. But as of now, our outlook for 1999 is not substantially different from our experience in 1998.

                    COMPARISON OF CHANGE IN VALUE OF $10,000

             INVESTMENT IN SG COWEN INTERMEDIATE FIXED INCOME FUND,

                             CLASS A SHARES AND THE
                 LEHMAN INTERMEDIATE GOVERNMENT/CORPORATE INDEX

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                         SG COWEN               LEHMAN INTERMEDIATE
                       INTERMEDIATE             GOVERNMENT/CORPORATE
                    FIXED INCOME FUND                  INDEX

1/20/93                           $10,000                         $10,000
11/30/93                          $10,316                         $10,720
11/30/94                          $10,133                         $10,521
11/30/95                          $11,575                         $12,051
11/30/96                          $12,178                         $12,620
11/30/97                          $13,087                         $13,419
11/30/98                          $14,182                         $14,609
$ in thousands

      AVERAGE ANNUAL TOTAL RETURN**
-----------------------------------------
  1 YEAR       5 YEAR       INCEPTION*
   6.78%           6.06%         6.14%

    PERFORMANCE OF OTHER CLASSES WILL BE GREATER THAN OR LESS THAN THE LINE SHOWN BASED ON THE DIFFERENCES IN LOADS AND FEES PAID BY SHAREHOLDERS INVESTING IN THE DIFFERENT CLASSES.

 ** INCLUDES INITIAL MAXIMUM SALES CHARGE OF 2.35%.

                           CLASS B AND CLASS I SHARES

                                                           AVERAGE ANNUAL TOTAL RETURN
                                                         --------------------------------
                                                            1 YEAR        INCEPTION***
Class B shares****                                           6.07   %            7.69%
Class I shares                                               9.65   %            8.14%

-------------

 ***INCEPTION DATES OF CLASS "B" SHARES AND CLASS "I" SHARES ARE JULY 12, 1994
    AND JULY 11, 1994, RESPECTIVELY.

****AFTER DEDUCTION OF CONTINGENT DEFERRED SALES CHARGE.

   ALL PERFORMANCE FIGURES ASSUME REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS.

   PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS.

                    COMPARISON OF CHANGE IN VALUE OF $10,000

               INVESTMENT IN SG COWEN GOVERNMENT SECURITIES FUND,

                 CLASS A SHARES AND THE LEHMAN AGGREGATE INDEX

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                       SG COWEN             LEHMAN
                      GOVERNMENT           AGGREGATE
                    SECURITIES FUND          INDEX

1/20/93*                       $10,000          $10,000
11/30/93                       $10,228          $10,799
11/30/94                        $9,896          $10,470
11/30/95                       $11,404          $12,317
11/30/96                       $11,899          $12,884
11/30/97                       $12,801          $13,857
11/30/98                       $14,090          $15,166
$ in thousands

      AVERAGE ANNUAL TOTAL RETURN**
-----------------------------------------
  1 YEAR       5 YEAR       INCEPTION*
   5.83%           5.59%         6.02%

   PERFORMANCE OF OTHER CLASSES WILL BE GREATER THAN OR LESS THAN THE LINE SHOWN BASED ON THE DIFFERENCES IN LOADS AND FEES PAID BY SHAREHOLDERS INVESTING IN THE DIFFERENT CLASSES.

 ** INCLUDES INITIAL MAXIMUM SALES CHARGE OF 4.75%.

                                 CLASS I SHARES

                                                           AVERAGE ANNUAL TOTAL RETURN
                                                         --------------------------------
                                                           1 YEAR        INCEPTION***
Class I shares                                              11.04  %            8.52%

-------------

 ***INCEPTION DATE OF CLASS I SHARES IS JULY 11, 1994.

   ALL PERFORMANCE FIGURES ASSUME REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS.

   PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS.

                         SG COWEN LARGE CAP VALUE FUND
                     PATIENCE IN A YEAR DOMINATED BY GROWTH

Investors continued to prefer growth over value in 1998, particularly in the latter part of the year when technology dominated the market. The Fund's results were positively impacted by being overweighted in financial services. In addition, the Fund was helped by its underemphasis on old-line industrial and commodity companies adversely affected by Asia's recession. However, the portfolio's overweighting in energy hurt results.

                                  PERFORMANCE

For the eleven months ended November 30, 1998, the total cumulative return for the SG Cowen Large Cap Value Fund Class A shares was -4.08%. In contrast, the unmanaged Russell 1000 Value Index generated a total return of 11.82% for the same period, while the Standard & Poor's 500 Index was up 21.68%. The Fund's Class B* and Class I* shares returned -14.15% and -1.56%, respectively, for the fiscal period. Since the Fund commenced operations on January 2, 1998, it does not yet have full-year performance totals.

  The following factors affected the Fund's performance in its inaugural period:

    POSITIVE: UNDERWEIGHT CYCLICALS. Since the Asian crisis surfaced, our strategy was to avoid economically sensitive companies in basic industries, chemicals and metals. These stocks began to seriously underperform during the third quarter as investors began to worry about Asia, Latin America, the collapse of Russia and the U.S. economy. Being underweighted in this area was a net positive for the portfolio.

    NEGATIVE: OVERWEIGHT ENERGY. Although we continued to avoid international oil companies, we believed that oil service, supply and drilling stocks were attractive, having come down as much as 50% in price. Our reasoning was that, historically, these stocks can outperform for four or five years once the oil cycle turns. Instead, the stocks continued to fall in value as the price of oil declined. As we were adding to our positions, oil and commodity prices continued to slide, and our exposure to secondary energy stocks was approaching 25% of the portfolio. Although these companies had a good rebound in the fall, oil prices collapsed again, and the stocks fell flat. Indeed, the merger announcement of Exxon and Mobil reflects management expectations that energy prices will remain depressed, and the best thing to do is merge and squeeze out costs. So, energy has been the driving theme in the portfolio during the year, and it has been a negative one. Many of these stocks are selling at or near book value. They're very cheap, but until we get some indication that oil prices have stabilized and started to move up again, the stocks may continue to languish.

    POSITIVE: OVERWEIGHT IN FINANCIAL SERVICES. Early in the year, the group was at our maximum of 25% of the portfolio, and included a combination of banks, brokerages and insurance companies. The group did very well through the middle of the year, hitting our price targets. A number of mergers took place, including the combination of BankAmerica and NationsBank, Banc One and First Chicago/NBD, First Union and CoreStates Financial, benefiting the Fund. We were able to sell them at good prices and reduce our exposure before the group sold off in August and September. When their prices became attractive, we added back certain positions, and the stocks have done quite well. We continue to think that Banc One is attractive, as the company works to be a leading player in the credit card field. BankAmerica appears cheap, given its exposure to Russian debt and hedge funds. However, we think it will work through these

  *The inception dates for Class B and Class I shares were April 17, 1998 and February 2, 1998, respectively.

problems. We also like MBIA, which insures municipal bonds, a business that is very stable and predictable.

                                LOOKING FORWARD

The Fund invests in large-capitalization stocks that are statistically cheap based on four factors of value: price/book, price/cash flow, price/sales and price/earnings. The next step is to look for stocks within that universe that are selling below where they normally sell relative to the market. A further analysis sifts for companies in which there are near-term catalysts that would return the stock price to its normal valuation level.

  We believe the portfolio's valuation characteristics are increasingly favorable in relation to the S&P 500 Index. For example, on November 30, 1998, the Fund's P/E ratio on forward earnings was 14.7 compared to the S&P 500, which was 23.8. The portfolio's price/book ratio was about 3.1 compared to 8.6 for the S&P. The portfolio's dividend yield was 2.3% compared to 1.4% for the S&P 500 Index.

  As value managers, we do not rely heavily on macroeconomic forecasts. However, we continue to believe that the Asian economic situation is serious, and that is why we continue to avoid economically sensitive stocks that we might otherwise purchase under normal circumstances. Similarly, we are not making any predictions as to when the price of oil will rebound. However, we do believe that demand will catch up to supply, and that energy stock prices are extremely inexpensive by historical standards.

  By accumulating positions in stocks with extremely good value, we recognize that there will be periods of underperformance compared to the major market indexes. However, once an industry group or a company's stock is ignited by a catalyst, a value portfolio can and will outperform the market. Although it is certainly difficult to wait, a key ingredient for value investors is patience and a long-term view, particularly in a year such as 1998 when growth was so dominant.

                    COMPARISON OF CHANGE IN VALUE OF $10,000

                  INVESTMENT IN SG COWEN LARGE CAP VALUE FUND,

              CLASS A SHARES AND THE S&P 500 AND THE RUSSELL 1000

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                    SG COWEN
                   LARGE CAP                    RUSSELL
                     VALUE        S & P 500      1000

1/2/98                  $10,000      $10,000      $10,000
11/30/98                 $9,135      $12,168      $11,182
$ in thousands

 PERFORMANCE OF OTHER CLASSES WILL BE GREATER THAN OR LESS THAN THE LINE SHOWN BASED ON THE DIFFERENCES IN LOADS AND FEES PAID BY SHAREHOLDERS INVESTING IN THE DIFFERENT CLASSES.

** INCLUDES INITIAL MAXIMUM SALES CHARGE OF 4.75%.

 RETURN OF THE CLASS:

                        AVERAGE ANNUAL
                         TOTAL RETURN
                       ----------------
                          INCEPTION*
Class A shares**              -8.65%
Class B shares***            -18.44%
Class I shares                -1.56%

-------------

 *INCEPTION DATES OF CLASS A, CLASS B SHARES AND CLASS I SHARES ARE JANUARY 2,
  1998, APRIL 16, 1998 AND JANUARY 30, 1998, RESPECTIVELY.

***AFTER DEDUCTION OF CONTINGENT DEFERRED SALES CHARGE.

  ALL PERFORMANCE FIGURES ASSUME REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS.

  PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS.

                      SG COWEN INCOME + GROWTH FUND, INC.

                            STATEMENT OF INVESTMENTS

                               NOVEMBER 30, 1998

  SHARES                   DESCRIPTION                    VALUE
             COMMON STOCKS - 89.2% OF TOTAL PORTFOLIO
             CHEMICALS - 5.8%
    25,000   Du Pont (E.I.) De Nemour                  $ 1,468,750
   100,000   RPM, Inc./Ohio                              1,637,500
                                                       ------------
                                                         3,106,250
                                                       ------------
             CONSUMER PRODUCTS - 3.4%
    35,000   Kimberly-Clark Corp.                        1,841,875
                                                       ------------

             DIVERSIFIED MANUFACTURING - 4.2%
    50,000   Engelhard Corp.                               965,625
    30,000   Allied Signal, Inc.                         1,320,000
                                                       ------------
                                                         2,285,625
                                                       ------------
             ENERGY - 10.4%
    33,000   Coastal Corp.                               1,150,875
    25,000   Consolidated Natural Gas                    1,357,813
    15,000   Halliburton Co.                               440,625
     7,000   Mobil Corp.                                   603,313
    12,000   Murphy Oil Corp.                              478,500
     6,050   Schlumberger Ltd                              270,359
    23,000   Texaco, Inc.                                1,323,938
                                                       ------------
                                                         5,625,423
                                                       ------------
             FINANCIAL SERVICES - 8.5%
    20,000   Banc One Corp.                              1,026,250
    19,000   BankAmerica Corp.                           1,238,563
    18,000   Mellon Bank Corp.                           1,132,875
    30,000   Ohio Casualty Corp.                         1,215,000
                                                       ------------
                                                         4,612,688
                                                       ------------
             FOOD - 9.0%
    15,000   Campbell Soup Co.                             856,875
    38,000   ConAgra, Inc.                               1,194,625
    35,000   Dean Foods Co.                              1,592,500
    45,000   Interstate Bakeries                         1,181,250
                                                       ------------
                                                         4,825,250
                                                       ------------
             PHARMACEUTICALS/HEALTH CARE - 4.4%
    32,000   Bausch & Lomb, Inc.                         1,776,000
    11,000   Pharmacia & Upjohn, Inc.                      572,688
                                                       ------------
                                                         2,348,688
                                                       ------------

SEE NOTES TO COMBINED FINANCIAL STATEMENTS

                      SG COWEN INCOME + GROWTH FUND, INC.

                               NOVEMBER 30, 1998

  SHARES                   DESCRIPTION                    VALUE
             REAL ESTATE INVESTMENT TRUSTS - 9.0%
    16,000   Kimco Realty Corp.                        $   619,000
    48,000   New Plan Excel Realty Investment Trust      1,050,000
   125,000   United Dominion Realty Trust                1,351,563
    40,000   Washington Real Estate Investment Trust       700,000
    25,000   Weingarten Realty Investment Trust          1,135,938
                                                       ------------
                                                         4,856,501
                                                       ------------
             RETAIL - 4.2%
    48,000   Intimate Brands, Inc.                       1,383,000
    18,000   Sears Roebuck & Co.                           853,875
                                                       ------------
                                                         2,236,875
                                                       ------------
             TELEPHONE/COMMUNICATIONS - 2.8%
    24,000   GTE Corp.                                   1,488,000
                                                       ------------

             TOBACCO - 9.3%
    30,000   Phillip Morris Co's, Inc.                   1,678,125
    70,000   RJR Nabisco Holdings Corp.                  2,016,875
    37,000   UST, Inc.                                   1,285,750
                                                       ------------
                                                         4,980,750
                                                       ------------
             TRANSPORTATION - 1.4%
    25,000   Norfolk Southern Corp.                        759,375
                                                       ------------

             UTILITIES - 16.8%
    28,000   Cinergy Corp.                                 967,750
    13,000   Eastern Enterprises, Inc.                     527,313
    53,350   Illinova Corp.                              1,443,784
    25,000   K N Energy                                  1,093,750
    55,000   Keyspan Energy Corp.                        1,632,813
    49,000   MCN Energy                                    927,938
    11,000   New Century Energies, Inc.                    528,683
    35,000   Utilicorp United, Inc.                      1,231,563
    27,000   Washington Gas Light Co.                      688,500
                                                       ------------
                                                         9,042,094
                                                       ------------
             Total Common Stocks
             (Cost $42,469,611)                        $48,009,394
                                                       ------------

SEE NOTES TO COMBINED FINANCIAL STATEMENTS

                      SG COWEN INCOME + GROWTH FUND, INC.

                               NOVEMBER 30, 1998

 PRINCIPAL                 DESCRIPTION                    VALUE
  AMOUNT
             SHORT TERM INVESTMENTS - 10.8%
             Ford Motor Credit Corp., 4.92%,
$1,700,000   12/10/1998                                $ 1,700,000
             General Electric Capital Corp., 4.85%,
 2,100,000   12/01/1998                                  2,100,000
             General Electric Capital Corp., 5.05%,
 2,000,000   12/07/1998                                  2,000,000
                                                       ------------
             Total Short Term Investments
             (Cost $5,800,000)                         $ 5,800,000
                                                       ------------
             TOTAL INVESTMENTS - 100%
             (Cost $48,269,611)                        $53,809,394
                                                       ------------
                                                       ------------

SEE NOTES TO COMBINED FINANCIAL STATEMENTS

                           SG COWEN OPPORTUNITY FUND

                            STATEMENT OF INVESTMENTS

                               NOVEMBER 30, 1998

 SHARES                 DESCRIPTION                    VALUE
          COMMON STOCKS - 100% OF TOTAL PORTFOLIO
          OIL & GAS EXPLORATION - 21.04%
 29,900   Barrett Resources*                        $   730,681
 20,000   Basin Exploration*                            232,500
 21,800   Bellwether Exploration*                       121,263
193,700   Canadian 88 Energy*                           644,529
  6,400   Chieftain International*                      102,400
 21,000   Cliffs Drilling*                              332,063
 21,700   Devon Energy                                  714,744
259,800   EEX Corporation*                              925,538
 55,200   Forest Oil*                                   469,200
 51,800   HS Resources*                                 450,013
 25,000   Meridian Resources*                            96,875
 42,000   Nuevo Energy*                                 622,125
 99,740   Ocean Energy*                                 810,388
 47,200   Oryx Energy*                                  651,950
 45,100   Pioneer Natural Res                           597,575
 37,000   Precision Drilling                            400,063
 12,100   Rio Alto Exploration*                         119,208
150,000   Santa Fe Energy*                            1,153,116
 97,700   Seagull Energy*                               799,919
 31,700   Snyder Oil                                    408,138
 82,900   Titan Exploration*                            611,383
 15,000   Union Pacific Resources                       167,813
                                                    ------------
                                                     11,161,484
                                                    ------------
          METALS & MINING - 14.87%
 37,900   Armco Steel*                                  149,231
 57,500   Barrick Gold                                1,150,000
273,600   Battle Mountain Gold                        1,282,500
 19,500   Birmingham Steel                               95,063
 34,400   Cambior                                       178,450
 30,000   Coeur D'Alene Mines                           151,875
 50,900   Cyprus Amax Minerals                          578,988
 46,900   Hecla Mining Co*                              196,394
 60,600   Homestake Mining                              651,450
 45,000   Inco LTD                                      520,313
 62,800   Kaiser Aluminum*                              412,125
164,064   Kinross Gold*                                 410,160
 54,000   LTV Steel                                     297,000

SEE NOTES TO COMBINED FINANCIAL STATEMENTS

                           SG COWEN OPPORTUNITY FUND

                               NOVEMBER 30, 1998

 SHARES                 DESCRIPTION                    VALUE
          METALS & MINING - (CONTINUED)
 23,300   Newmont Mining                            $   463,086
 20,000   Placer Dome                                   291,250
  6,400   Reynolds Metals                               351,200
  3,400   Texas Industries                               98,388
275,200   TVX Gold*                                     516,000
  8,900   WHX Corporation*                               94,006
                                                    ------------
                                                      7,887,479
                                                    ------------
          OIL & GAS EQUIPMENT & SVCS - 9.80%
 43,000   BJ Services*                                  593,938
 60,100   Global Marine*                                563,438
 11,700   Halter Marine*                                 81,169
 21,000   Hanover Compressor*                           475,125
 22,800   Marine Drilling*                              198,075
 26,700   Nabors*                                       353,775
 33,900   Noble Drilling                                391,969
 29,400   Offshore Logistics*                           365,663
 38,200   Parker Drilling*                              143,250
 28,900   Petroleum Geo Services*                       406,406
 57,700   Pride Int'l*                                  436,356
 14,300   Rowan Companies*                              140,317
 18,600   Smith Int'l*                                  448,725
 34,600   Tuboscope Inc*                                287,613
 46,100   Varco Int'l*                                  314,056
                                                    ------------
                                                      5,199,875
                                                    ------------
          HEALTH CARE SERVICES/HMOS - 9.16%
 70,000   Coventry Health Care*                         520,625
 34,700   Humana*                                       687,494
241,500   Mid Atlantic Medical*                       2,143,312
 54,700   Physician Reliance Network*                   505,975
 27,100   Trigon Healthcare*                          1,004,394
                                                    ------------
                                                      4,861,800
                                                    ------------
          TECHNOLOGY/SOFTWARE - 6.97%
 15,400   Brooks Automation*                            246,400
 17,900   Information Resources*                        149,913
 18,400   Mentor Graphics*                              158,700
128,300   Novell*                                     2,124,969
110,000   Object Design*                                687,500

SEE NOTES TO COMBINED FINANCIAL STATEMENTS

                           SG COWEN OPPORTUNITY FUND

                               NOVEMBER 30, 1998

 SHARES                 DESCRIPTION                    VALUE
          TECHNOLOGY/SOFTWARE - (CONTINUED)
 21,000   Santa Cruz Operation*                     $    94,500
 12,200   Triquint Semiconductor*                       236,375
                                                    ------------
                                                      3,698,357
                                                    ------------
          CONSUMER SERVICES - 6.41%
 38,900   Berlitz*                                    1,145,119
 93,800   Reader's Digest                             2,257,063
                                                    ------------
                                                      3,402,182
                                                    ------------
          TECHNOLOGY/HARDWARE/OTHER - 5.51%
  5,500   KLA Instruments*                              187,344
116,700   Oceaneering International*                  1,451,456
 83,100   Sequent Computer Systems*                   1,059,525
 25,800   Tokheim Corp*                                 222,525
                                                    ------------
                                                      2,920,850
                                                    ------------
          RESTAURANTS/FOOD PRODUCTS - 4.54%
 21,700   Aqua Penn Water*                              279,388
 24,500   Brinker Int'l*                                623,219
 21,000   CKE Restaurant                                513,188
 21,350   Flowers Inds Inc                              487,047
 35,100   Scheid Vineyards*                             166,725
 21,100   Tasty Baking                                  338,919
                                                    ------------
                                                      2,408,486
                                                    ------------
          RETAILERS - 3.49%
 26,600   Brylane*                                      422,275
 15,700   Claire's Stores                               266,900
 17,700   Comp USA*                                     263,288
 23,300   Homebase*                                     133,975
 42,500   Lechters*                                     128,828
 35,300   Michael Stores*                               635,400
                                                    ------------
                                                      1,850,666
                                                    ------------
          UTILITIES - 2.73%
 11,100   MCN Energy                                    210,206
 22,300   Niagara Mohawk*                               342,863
  3,300   North Carolina Natural Gas                    106,425
 13,800   St Joseph Light & Power                       245,813
  8,300   Washington Gas & Light                        211,674

SEE NOTES TO COMBINED FINANCIAL STATEMENTS

                           SG COWEN OPPORTUNITY FUND

                               NOVEMBER 30, 1998

 SHARES                 DESCRIPTION                    VALUE
          UTILITIES - (CONTINUED)
 35,600   Western Gas Resourcess                    $   331,525
                                                    ------------
                                                      1,448,506
                                                    ------------
          PHARMACEUTICALS - 2.31%
  7,200   Alza Corporation*                             376,200
 50,900   Cor Therapeutics*                             598,075
 35,600   Kos Pharmaceuticals*                          253,650
                                                    ------------
                                                      1,227,925
                                                    ------------
          ENVIRONMENTAL - 2.06%
  6,100   ATG Inc*                                       38,888
 54,600   Calgon Corporation                            395,850
163,000   ICF Kaiser*                                   275,063
112,100   Safety Kleen*                                 385,344
                                                    ------------
                                                      1,095,145
                                                    ------------
          MEDICAL SUPPLIES/SERVICES - 1.69%
 18,400   Carter Wallace                                326,600
 25,000   Fuisz Tech*                                   303,125
 14,500   Mentor Corp.                                  268,250
                                                    ------------
                                                        897,975
                                                    ------------
          TELECOMMUNICATIONS - 1.63%
 38,000   Allegiance Telecomm*                          508,250
 11,100   Teradyne*                                     355,894
                                                    ------------
                                                        864,144
                                                    ------------
          TRUCKING/TRANSPORT/PARTS - 1.52%
 18,400   Kirby Corporation*                            365,700
 35,300   Transport Corp of America*                    441,250
                                                    ------------
                                                        806,950
                                                    ------------
          FINANCIAL SERVICES - 1.44%
 14,900   Alliance Bancorp                              290,550
  6,400   Bank of Commerce (CA)                          94,400
 17,500   Guaranty Bancshares                           181,563
 18,500   PBOC Holdings*                                198,875
                                                    ------------
                                                        765,388
                                                    ------------

SEE NOTES TO COMBINED FINANCIAL STATEMENTS

                           SG COWEN OPPORTUNITY FUND

                               NOVEMBER 30, 1998

 SHARES                 DESCRIPTION                    VALUE
          MACHINERY/EQUIPMENT - 1.44%
  8,400   Case Corp.                                $   203,700
 20,800   New Holland NV                                284,700
 27,700   Stewart & Stevenson                           275,269
                                                    ------------
                                                        763,669
                                                    ------------
          AGRICULTURAL - 0.86%
 15,200   Agrium Inc.                                   149,150
  5,000   Potash Corp.                                  308,438
                                                    ------------
                                                        457,588
                                                    ------------
          PAPER - 0.64%
  5,400   Boise Cascade                                 171,113
  3,000   Georgia Pacific                               170,250
                                                    ------------
                                                        341,363
                                                    ------------
          BUILDING CONSTRUCTION - 0.62%
  7,000   American Woodmark                             213,500
  2,000   Southdown Inc.                                116,500
                                                    ------------
                                                        330,000
                                                    ------------
          ELECTRICAL EQUIPMENT - 0.53%
  7,800   Creative Technology*                          135,038
  5,500   Tektronix                                     147,469
                                                    ------------
                                                        282,507
                                                    ------------
          SHIPBUILDING - 0.45%
  8,500   Newport News Shipbuilding                     239,063
                                                    ------------
          BROADCASTING - 0.23%
 19,000   Central European Media*                       123,500
                                                    ------------
          REAL ESTATE - 0.03%
 16,600   Atlantic Gulf Communities*                     16,600
                                                    ------------
          TOTAL INVESTMENTS
          (Cost $65,656,513) - 100%                 $53,051,502
                                                    ------------
                                                    ------------

-------------

  *  Non-income producing security

SEE NOTES TO COMBINED FINANCIAL STATEMENTS

                      SG COWEN GOVERNMENT SECURITIES FUND

                            STATEMENT OF INVESTMENTS

                               NOVEMBER 30, 1998

PRINCIPAL                  DESCRIPTION                    VALUE
  AMOUNT
             MORTGAGE-BACKED SECURITIES - 27.9% OF
                TOTAL PORTFOLIO

             Federal Home Loan Mortgage Corporation
             (FHLMC) Certificates:
 $130,881    8.500%, 01/01/10                          $  136,349

             Federal National Mortgage Ass'n (FNMA)
             Certificates:
   94,132    9.00% 2/01/15                                 99,300

             Government National Mortgage Ass'n
             (GNMA) Certificates:
   23,631    8.000%, 05/15/02                              23,998
    7,043    10.000%, 04/15/16                              7,606
    2,971    10.000%, 07/15/17                              3,216
    2,519    10.000%, 11/15/17                              2,727
    5,345    9.000%, 05/15/21                               5,733
    8,419    9.500%, 11/15/21                               9,087
   31,572    9.500%, 03/20/25                              33,106
  108,769    8.000%, 05/15/25                             113,120
                                                       -----------
             Total Mortgage-Backed Securities             434,242
                                                       -----------
             U.S. TREASURY OBLIGATIONS 72.1%
  200,000    5.875%, 11/15/05                             213,844
  300,000    5.625%, 02/15/06                             315,936
  250,000    5.500%, 02/15/08                             263,985
  300,000    6.000%, 02/15/26                             329,532
                                                       -----------
             Total U.S. Treasury Obligations            1,123,297
                                                       -----------
             TOTAL INVESTMENTS
             (Cost $1,467,471)                         $1,557,539
                                                       -----------
                                                       -----------

SEE NOTES TO COMBINED FINANCIAL STATEMENTS

                    SG COWEN INTERMEDIATE FIXED INCOME FUND

                            STATEMENT OF INVESTMENTS

                               NOVEMBER 30, 1998

  SHARES                  DESCRIPTION                    VALUE

            CUMULATIVE PREFERRED STOCK - 17.6% OF
               TOTAL PORTFOLIO
   20,000   Citigroup Capital 6.850%, 01/22/38        $  500,000
    8,600   McDonalds Corp. 7.500%, 09/30/36             223,600
   20,000   Merrill Lynch TOPRS 7.750%, 12/31/36         527,500
            Paine Webber Group Capital Trust II,
   10,000   8.080%, 03/01/37                             254,375
                                                      -----------
            Total Cumulative Preferred Stock           1,505,475
                                                      -----------


PRINCIPAL
  AMOUNT
            CORPORATE NOTES - 4.7%
$ 400,000   Long Island Savings Bank 7.00%, 06/13/02     404,084
                                                      -----------
            MORTGAGE-BACKED SECURITIES - 13.3%

            Federal National Mortgage Ass'n (FNMA)
            Certificates:
  109,379   9.000%, 02/01/02                             111,556
   56,998   9.000%, 05/01/09                              59,150
   66,479   9.500%, 03/01/10                              71,298
  115,780   7.500%, 09/01/10                             119,072
  281,216   7.500%, 4/01/11                              288,842
   21,485   9.000%, 04/01/15                              22,660
   70,217   9.500%, 07/01/22                              75,652

            Federal Home Loan Mortgage Corporation
            (FHLMC) Certificates:
  116,870   8.000%, 01/01/08                             120,646

            Government National Mortgage Ass'n
            (GNMA) Certificates:
   53,815   8.000%, 06/15/01                              54,446
   43,553   9.000%, 12/15/16                              46,739
   29,811   10.000%, 12/15/18                             32,301
   30,333   8.500%, 10/15/21                              32,315
   49,550   8.000%, 06/15/22                              51,672
   47,913   8.000%, 06/15/27                              49,830
                                                      -----------
            Total Mortgage-Backed Securities           1,136,179
                                                      -----------

SEE NOTES TO COMBINED FINANCIAL STATEMENTS

                    SG COWEN INTERMEDIATE FIXED INCOME FUND

                               NOVEMBER 30, 1998

PRINCIPAL                 DESCRIPTION                    VALUE
  AMOUNT
            U.S. TREASURY OBLIGATIONS - 64.3%
$ 435,000   6.000%, 07/31/02                          $  454,440
  500,000   5.750%, 11/30/02                             519,530
  600,000   6.250%, 02/15/03                             635,532
  400,000   5.750%, 08/15/03                             418,188
  650,000   5.875%, 11/15/05                             694,993
  800,000   5.625%, 02/15/06                             842,496
  400,000   6.500%, 10/15/06                             443,624
1,000,000   5.500%, 02/15/08                           1,055,940
  400,000   5.500%, 08/15/28                             422,936
                                                      -----------
            Total U.S. Treasury Obligations            5,487,679
                                                      -----------
            TOTAL INVESTMENTS
            (Cost $8,217,587)                         $8,533,417
                                                      -----------
                                                      -----------

SEE NOTES TO COMBINED FINANCIAL STATEMENTS

                         SG COWEN LARGE CAP VALUE FUND

                            STATEMENT OF INVESTMENTS

                               NOVEMBER 30, 1998

  SHARES                   DESCRIPTION                    VALUE
             COMMON STOCK - 95.5% OF TOTAL PORTFOLIO
             AUTO PARTS & EQUIPMENT - 2.8%
    4,940    Dana Corp                                 $   192,660
   10,280    Meritor Automotive Inc                        181,828
                                                       ------------
                                                           374,488
                                                       ------------
             BANKS - 15.7%
    8,765    Banc One Corp                                 449,754
    8,600    BankAmerica Corp                              560,613
    3,460    Bank of New York                              118,505
    7,730    BankBoston Corporation                        321,760
    8,570    Fleet Financial Group Inc                     357,262
    4,270    Keycorp                                       131,036
    1,880    National City Corp.                           126,430
                                                       ------------
                                                         2,065,360
                                                       ------------
             CHEMICALS - 1.8%
    1,700    Du Pont (E.I.) De Nemour                       99,875
    6,160    IMC Global Inc                                140,910
                                                       ------------
                                                           240,785
                                                       ------------
             COMPUTER HARDWARE/SERVICES - 1.1%
      900    Int'l Business Machines                       148,500
                                                       ------------
             ELECTRIC AND GAS UTILITIES - 5.5%
    6,670    Baltimore Gas & Electric                      204,686
    8,250    Cinergy Corp                                  285,140
    5,020    New Century Energies Inc                      241,274
                                                       ------------
                                                           731,100
                                                       ------------
             FINANCIAL (DIVERSIFIED) - 4.7%
    3,990    AMBAC Financial Group                         243,390
    5,720    MBIA Inc                                      370,370
                                                       ------------
                                                           613,760
                                                       ------------
             INSURANCE - 4.0%
    2,700    Allstate Corp                                 110,025
    5,288    Conseco, Inc.                                 175,165
    6,736    St. Paul Companies                            237,444
                                                       ------------
                                                           522,634
                                                       ------------

SEE NOTES TO COMBINED FINANCIAL STATEMENTS

                         SG COWEN LARGE CAP VALUE FUND

                               NOVEMBER 30, 1998

  SHARES                   DESCRIPTION                    VALUE
             MACHINERY (DIVERSIFIED) - 0.8%
    3,080    Dover Corp                                $   109,725
                                                       ------------
             MANUFACTURING - 1.7%
    5,290    York International Corp                       222,180
                                                       ------------
             MORTGAGE LENDER - 3.0%
    5,520    Federal National Mortgage Association         401,580
                                                       ------------
             NATURAL GAS - 6.0%
    5,580    Consolidated Nat.Gas                          303,064
   13,180    MCN Energy Group Inc                          249,596
    8,090    Sonat Inc                                     240,172
                                                       ------------
                                                           792,832
                                                       ------------
             OIL (DOMESTIC & INTERNATIONAL) - 5.9%
    8,200    Burlington Resources                          292,125
   29,570    Ocean Energy*                                 240,256
    2,890    Phillips Petroleum Co                         121,380
    4,600    Ultramar Diamond Shamrock                     118,450
                                                       ------------
                                                           772,211
                                                       ------------
             OIL & GAS (DRILLING & EQUIP) - 10.6%
   11,920    Cooper Cameron Corp.*                         290,550
   43,540    Noble Drilling Corp.*                         503,431
    3,770    Smith International*                           90,951
    5,340    Tidewater Inc.                                123,154
   21,160    Weatherford International*                    386,179
                                                       ------------
                                                         1,394,265
                                                       ------------
             RAILROADS - 0.8%
    2,410    CSX Corp                                      100,467
                                                       ------------
             RESTAURANTS - 2.0%
   13,200    Wendys International                          264,000
                                                       ------------
             RETAIL - 8.8%
    3,930    Federated Department Stores*                  163,832
    6,870    Nine West*                                     85,875
    6,830    Sears Roebuck & Co                            323,998

SEE NOTES TO COMBINED FINANCIAL STATEMENTS

                         SG COWEN LARGE CAP VALUE FUND

                               NOVEMBER 30, 1998

  SHARES                   DESCRIPTION                    VALUE
             RETAIL - (CONTINUED)
    5,250    Tommy Hilfiger Corp*                      $   317,625
   13,860    Toys R Us Inc*                                273,735
                                                       ------------
                                                         1,165,065
                                                       ------------
             SEMICONDUCTORS/ELECTRONICS - 3.8%
    6,560    KLA-Tencor Instruments*                       223,450
    2,600    Rockwell International                        127,237
    3,710    Varian Associates Inc                         146,777
                                                       ------------
                                                           497,464
                                                       ------------
             SERVICE - 1.2%
    3,560    H&R Block                                     159,978
                                                       ------------
             TELEPHONE - 7.2%
    5,640    Bell Atlantic Corp                            313,725
    6,350    GTE Corp                                      393,700
    3,080    Sprint Corp                                   224,070
    1,540    Sprint Corp, PCS Group*                        24,640
                                                       ------------
                                                           956,135
                                                       ------------
             TOBACCO - 8.1%
    9,650    Philip Morris Cos Inc                         539,797
   18,160    RJR Nabisco Hldgs Corp                        523,235
                                                       ------------
                                                         1,063,032
                                                       ------------
             Total Common Stocks
             (Cost $14,244,210)                        $12,595,561
                                                       ------------


PRINCIPAL
  AMOUNT
             SHORT TERM INVESTMENTS - 4.5%
             General Electric Capital Corp., 5.05%,
 $600,000    12/07/1998                                $   600,000
                                                       ------------
             Total Short Term Investments
             (Cost $600,000)                           $   600,000
                                                       ------------
             TOTAL INVESTMENTS - 100.0%
             (Cost $14,844,210)                        $13,195,561
                                                       ------------
                                                       ------------

-------------

  *  Non-income producing security

SEE NOTES TO COMBINED FINANCIAL STATEMENTS

                      (This page intentionally left blank)

                      Statements of Assets and Liabilities

                               November 30, 1998

                                  INCOME + GROWTH         OPPORTUNITY
                                       FUND                  FUND
ASSETS
  Investments in securities,
    at value - (cost
    $48,269,611, $65,656,513,
    $1,467,471, $8,217,587 and
    $14,844,210, respectively
    - see statements)               $53,809,394           $53,051,502
  Cash                                   48,413
  Receivables:
    SG Cowen Securities
      Corporation                             -                     -
    Subscriptions to Common
      Stock                              16,687                 3,829
    Investment Securities sold          623,108             1,563,913
    Dividends and Interest              139,671                17,939
  Prepaid expenses                       26,748                24,490
  Deferred organization
    expenses -
    Note I (E)                                -                     -
                                -------------------   -------------------
     TOTAL ASSETS                    54,664,021            54,661,673
                                -------------------   -------------------
LIABILITIES
  Payables:
    Custodian                                 -               198,394
    SG Cowen Securities
      Corporation                        46,303                56,372
  Redemptions of Common Stock            50,084               360,791
  Investment securities
    purchased                         1,230,565               777,440
  Dividends - Note I (C)                      -                     -
  Accrued expenses and other
    liabilities                          63,683                76,158
                                -------------------   -------------------
     TOTAL LIABILITIES                1,390,635             1,469,155
                                -------------------   -------------------
NET ASSETS                          $53,273,386           $53,192,518
                                -------------------   -------------------
                                -------------------   -------------------
Net Assets consist of:
  Paid-in capital                   $44,805,433           $69,773,652
  Accumulated undistributed
    net Investment Income               214,558                     -
  Accumulated net realized
    gain (loss) on investments        2,713,612            (3,976,123)
  Net unrealized appreciation
    (depreciation) on
    investments                       5,539,783           (12,605,011)
                                -------------------   -------------------
NET ASSETS                          $53,273,386           $53,192,518
                                -------------------   -------------------
                                -------------------   -------------------
Class A
  Net Assets                        $44,642,850           $27,978,225
  Outstanding shares of common
    stock, ($.001 par value)          3,619,070             2,784,610
  Net asset value per share         $     12.34           $     10.05
  Maximum offering price per
    share                           $     12.96           $     10.55
Class B
  Net assets                        $ 2,710,508           $ 6,163,332
  Outstanding shares of common
    stock, ($.001 par value)            221,358               645,057
  Net asset value per share         $     12.24           $      9.55
Class I
  Net assets                        $ 5,920,028           $19,050,961
  Outstanding shares of common
    stock, ($.001 par value)            477,982             1,859,823
  Net asset value per share         $     12.39           $     10.24

SEE COMBINED NOTES TO FINANCIAL STATEMENTS

                                    GOVERNMENT        INTERMEDIATE FIXED         LARGE CAP
                                  SECURITIES FUND         INCOME FUND           VALUE FUND
ASSETS
  Investments in securities,
    at value - (cost
    $48,269,611, $65,656,513,
    $1,467,471, $8,217,587 and
    $14,844,210, respectively
    - see statements)               $ 1,557,539           $ 8,533,417           $13,195,561
  Cash                                   51,216                77,716                52,737
  Receivables:
    SG Cowen Securities
      Corporation                         4,200                   213                     -
    Subscriptions to Common
      Stock                              30,000                   287                 2,635
    Investment Securities sold            3,767                11,037                     -
    Dividends and Interest               18,720                83,449                16,753
  Prepaid expenses                       22,497                22,650                27,120
  Deferred organization
    expenses -
    Note I (E)                                -                     -                87,950
                                -------------------   -------------------   -------------------
     TOTAL ASSETS                     1,687,939             8,728,769            13,382,756
                                -------------------   -------------------   -------------------
LIABILITIES
  Payables:
    Custodian                                 -                     -                     -
    SG Cowen Securities
      Corporation                             -                     -                 4,715
  Redemptions of Common Stock                 -                 2,349                 4,854
  Investment securities
    purchased                                 -                     -                     -
  Dividends - Note I (C)                    727                 5,242                     -
  Accrued expenses and other
    liabilities                          17,970                22,570                12,901
                                -------------------   -------------------   -------------------
     TOTAL LIABILITIES                   18,697                30,161                22,470
                                -------------------   -------------------   -------------------
NET ASSETS                          $ 1,669,242           $ 8,698,608           $13,360,286
                                -------------------   -------------------   -------------------
                                -------------------   -------------------   -------------------
Net Assets consist of:
  Paid-in capital                   $ 1,540,900           $ 8,478,483           $15,029,337
  Accumulated undistributed
    net Investment Income                     -                     -                18,469
  Accumulated net realized
    gain (loss) on investments           38,274               (95,705)              (38,871)
  Net unrealized appreciation
    (depreciation) on
    investments                          90,068               315,830            (1,648,649)
                                -------------------   -------------------   -------------------
NET ASSETS                          $ 1,669,242           $ 8,698,608           $13,360,286
                                -------------------   -------------------   -------------------
                                -------------------   -------------------   -------------------
Class A
  Net Assets                        $ 1,542,394           $ 7,670,632           $12,043,765
  Outstanding shares of common
    stock, ($.001 par value)            153,732               782,931             1,263,301
  Net asset value per share         $     10.03           $      9.80           $      9.53
  Maximum offering price per
    share                           $     10.53           $     10.04           $     10.01
Class B
  Net assets                                  -           $   590,955           $   163,960
  Outstanding shares of common
    stock, ($.001 par value)                  -                59,878                17,196
  Net asset value per share                   -           $      9.87           $      9.53
Class I
  Net assets                        $   126,848           $   437,021           $ 1,152,561
  Outstanding shares of common
    stock, ($.001 par value)             12,501                44,747               120,853
  Net asset value per share         $     10.15           $      9.77           $      9.54

                            Statements of Operations

                          Year ended November 30, 1998

                                  INCOME + GROWTH         OPPORTUNITY
                                       FUND                  FUND
INVESTMENT INCOME
  Dividend Income                   $ 2,129,291           $    445,902
  Interest Income                        24,369                240,326
                                -------------------   -------------------
     Total Income                     2,153,660                686,228
                                -------------------   -------------------
EXPENSES:
  Investment management fee -
    Note 2(A)                           475,785                786,938
  Service fee - Class A - Note
    2(C)                                128,673                107,681
  Service and Distribution
    fees - Class B - Note 2(C)           38,959                 88,251
  Professional fees                      30,062                 37,661
  Shareholder servicing fees
     Class A                             39,014                 45,744
     Class B                              3,729                 12,425
     Class I                              3,423                 11,789
  Directors' fees and expenses
    - Note 2(D)                          25,855                 24,644
  Federal and state
    registration fees                    33,845                 42,575
  Prospectus and shareholders'
    reports                               8,293                 40,598
  Custodian fees                          4,554                 27,688
  Amortization of organization
    expenses - Note 1(E)                      -                      -
  Bookkeeping Fees                            -                      -
  Miscellaneous                           5,358                  7,432
                                -------------------   -------------------
     Total Expenses                     797,550              1,233,426
     Less: Expenses waived and
        absorbed - Note 2(A,
        C, and D)                       (32,994)               (11,012)
                                -------------------   -------------------
     Net Expenses                       764,556              1,222,414
                                -------------------   -------------------
Net Investment Income (loss)          1,389,104               (536,186)
                                -------------------   -------------------
Realized and Unrealized Gain
  (Loss) on investments - Note
  3:
     Net realized gain (loss)
        on investments                3,036,017             (3,542,215)
     Net Unrealized
        appreciation
        (depreciation) on
        investments                  (2,004,575)           (17,068,140)
                                -------------------   -------------------
Net Realized and Unrealized
  Gain (Loss) on Investments          1,031,442            (20,610,355)
                                -------------------   -------------------
Net Increase (Decrease) in Net
  Assets resulting from
  Operations                        $ 2,420,546           $(21,146,541)
                                -------------------   -------------------
                                -------------------   -------------------

SEE NOTES TO COMBINED FINANCIAL STATEMENTS

                                    GOVERNMENT           INTERMEDIATE            LARGE CAP
                                  SECURITIES FUND      FIXED INCOME FUND        VALUE FUND
INVESTMENT INCOME
  Dividend Income                   $         -           $    98,764           $   209,298
  Interest Income                       156,628               522,669                29,533
                                -------------------   -------------------   -------------------
     Total Income                       156,628               621,433               238,831
                                -------------------   -------------------   -------------------
EXPENSES:
  Investment management fee -
    Note 2(A)                            15,470                50,069                83,060
  Service fee - Class A - Note
    2(C)                                  6,259                21,865                25,314
  Service and Distribution
    fees - Class B - Note 2(C)                -                 2,903                   748
  Professional fees                      14,910                14,871                17,599
  Shareholder servicing fees
     Class A                              3,087                11,344                11,039
     Class B                                  -                   828                   311
     Class I                                560                   964                   675
  Directors' fees and expenses
    - Note 2(D)                          24,644                24,644                21,895
  Federal and state
    registration fees                    28,483                27,442                 6,222
  Prospectus and shareholders'
    reports                                 986                 3,657                   456
  Custodian fees                          3,155                 3,366                14,478
  Amortization of organization
    expenses - Note 1(E)                  1,732                 1,741                19,767
  Bookkeeping Fees                            -                     -                 9,695
  Miscellaneous                             439                 1,094                 1,554
                                -------------------   -------------------   -------------------
     Total Expenses                      99,725               164,788               212,813
     Less: Expenses waived and
        absorbed - Note 2(A,
        C, and D)                       (89,412)              (99,964)              (79,327)
                                -------------------   -------------------   -------------------
     Net Expenses                        10,313                64,824               133,486
                                -------------------   -------------------   -------------------
Net Investment Income (loss)            146,315               556,609               105,345
                                -------------------   -------------------   -------------------
Realized and Unrealized Gain
  (Loss) on investments - Note
  3:
     Net realized gain (loss)
        on investments                   38,276               162,727               (38,871)
     Net Unrealized
        appreciation
        (depreciation) on
        investments                      72,883               179,663            (1,648,649)
                                -------------------   -------------------   -------------------
Net Realized and Unrealized
  Gain (Loss) on Investments            111,159               342,390            (1,687,520)
                                -------------------   -------------------   -------------------
Net Increase (Decrease) in Net
  Assets resulting from
  Operations                        $   257,474           $   898,999           $(1,582,175)
                                -------------------   -------------------   -------------------
                                -------------------   -------------------   -------------------

                      STATEMENTS OF CHANGES IN NET ASSETS

                                                           INCOME + GROWTH FUND
                                                      -------------------------------
                                                          YEAR ENDED NOVEMBER 30,
                                                          1998              1997
OPERATIONS:

  Net investment income                               $  1,389,104      $  1,812,540

  Net realized gain on investments                       3,036,017        11,441,727

  Net unrealized (depreciation) on investments          (2,004,575)       (1,147,980)
                                                      -------------     -------------

  NET INCREASE IN NET ASSETS RESULTING FROM
    OPERATIONS                                           2,420,546        12,106,287
                                                      -------------     -------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:

  Net investment income

    Class A                                             (1,180,546)       (1,400,730)

    Class B                                                (62,786)          (61,229)

    Class I                                               (215,316)         (342,805)

  Net realized gains on investments

    Class A                                             (9,027,631)       (6,585,113)

    Class B                                               (739,839)         (328,686)

    Class I                                             (1,694,332)       (1,476,639)
                                                      -------------     -------------

  TOTAL DISTRIBUTIONS TO SHAREHOLDERS                  (12,920,450)      (10,195,202)
                                                      -------------     -------------
COMMON STOCK TRANSACTIONS - NOTE 4

  Proceeds from shares sold                              2,185,781         7,271,542

  Net asset value of shares issued in
    reinvestments of distributions                      12,156,461         9,461,206

  Cost of shares redeemed                              (20,874,108)      (15,154,516)
                                                      -------------     -------------

  NET INCREASE (DECREASE) IN NET ASSETS FROM
    COMMON STOCK TRANSACTIONS                           (6,531,866)        1,578,232
                                                      -------------     -------------

  TOTAL INCREASE (DECREASE) IN NET ASSETS              (17,031,770)        3,489,317
NET ASSETS:

  Beginning of year                                     70,305,156        66,815,839
                                                      -------------     -------------

  End of year                                         $ 53,273,386      $ 70,305,156
                                                      -------------     -------------

  Undistributed net investment income                 $    214,558      $    284,184
                                                      -------------     -------------
                                                      -------------     -------------

SEE NOTES TO COMBINED FINANCIAL STATEMENTS

                                                             OPPORTUNITY FUND
                                                      -------------------------------
                                                          YEAR ENDED NOVEMBER 30,
                                                          1998              1997
OPERATIONS:

  Net investment (loss)                               $   (536,186)     $   (493,389)

  Net realized gain (loss) on investments               (3,542,215)       21,161,722

  Net unrealized (depreciation) on investments         (17,068,140)       (7,282,985)
                                                      -------------     -------------

  NET INCREASE (DECREASE) IN NET ASSETS RESULTING
    FROM OPERATIONS                                    (21,146,541)       13,385,348
                                                      -------------     -------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:

  Net realized gains on investments

    Class A                                             (9,734,658)       (5,387,688)

    Class B                                             (1,954,564)       (1,131,024)

    Class I                                             (9,241,687)       (4,941,727)
                                                      -------------     -------------

  TOTAL DISTRIBUTIONS TO SHAREHOLDERS                  (20,930,909)      (11,460,439)
                                                      -------------     -------------
COMMON STOCK TRANSACTIONS - NOTE 4

  Proceeds from shares sold                             12,413,889        33,576,368

  Net asset value of shares issued in
    reinvestments of distributions                      20,168,020        11,254,779

  Cost of shares redeemed                              (55,694,070)      (21,486,018)
                                                      -------------     -------------

  NET INCREASE (DECREASE) IN NET ASSETS FROM
    COMMON STOCK TRANSACTIONS                          (23,112,161)       23,345,129
                                                      -------------     -------------

  TOTAL INCREASE (DECREASE) IN NET ASSETS              (65,189,611)       25,270,038
NET ASSETS:

  Beginning of year                                    118,382,129        93,112,091
                                                      -------------     -------------

  End of year                                         $ 53,192,518      $118,382,129
                                                      -------------     -------------
                                                      -------------     -------------

SEE NOTES TO COMBINED FINANCIAL STATEMENTS

                                                        GOVERNMENT SECURITIES FUND
                                                      -------------------------------
                                                          YEAR ENDED NOVEMBER 30,
                                                          1998              1997
OPERATIONS:

  Net investment income                               $    146,315      $    192,259

  Net realized gain on investments                          38,276            22,741

  Net unrealized appreciation (depreciation) on
    investments                                             72,883           (15,850)
                                                      -------------     -------------

  NET INCREASE IN NET ASSETS RESULTING FROM
    OPERATIONS                                             257,474           199,150
                                                      -------------     -------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:

  Net investment income

    Class A                                               (142,150)         (186,809)

    Class I                                                 (4,165)           (5,450)

  Net realized gains on investments

    Class A                                                (10,775)                -

    Class I                                                   (197)                -
                                                      -------------     -------------

  TOTAL DISTRIBUTIONS TO SHAREHOLDERS                     (157,287)         (192,259)
                                                      -------------     -------------
COMMON STOCK
TRANSACTIONS - NOTE 4

  Proceeds from shares sold                                105,815         2,808,408

  Net asset value of shares issued in
    reinvestments of distributions                         144,861           176,668

  Cost of shares redeemed                               (2,178,322)       (2,218,648)
                                                      -------------     -------------

  NET INCREASE (DECREASE) IN NET ASSETS FROM
    COMMON STOCK TRANSACTIONS                           (1,927,646)          766,428
                                                      -------------     -------------

  TOTAL INCREASE (DECREASE) IN NET ASSETS               (1,827,459)          773,319
NET ASSETS:

  Beginning of year                                      3,496,701         2,723,382
                                                      -------------     -------------

  End of year                                         $  1,669,242      $  3,496,701
                                                      -------------     -------------
                                                      -------------     -------------

SEE NOTES TO COMBINED FINANCIAL STATEMENTS

                                                      INTERMEDIATE FIXED INCOME FUND
                                                      -------------------------------
                                                          YEAR ENDED NOVEMBER 30,
                                                          1998              1997
OPERATIONS:

  Net investment income                               $    556,609      $    738,978

  Net realized gain (loss) on investments                  162,727          (108,743)

  Net unrealized appreciation on investments               179,663            42,946
                                                      -------------     -------------

  NET INCREASE IN NET ASSETS RESULTING FROM
    OPERATIONS                                             898,999           673,181
                                                      -------------     -------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:

  Net investment income

    Class A                                               (485,699)         (634,241)

    Class B                                                (30,785)          (37,105)

    Class I                                                (40,125)          (67,632)
                                                      -------------     -------------

  TOTAL DISTRIBUTIONS TO SHAREHOLDERS                     (556,609)         (738,978)
                                                      -------------     -------------
COMMON STOCK
TRANSACTIONS - NOTE 4

  Proceeds from shares sold                                814,243           555,972

  Net asset value of shares issued in
    reinvestments of distributions                         469,619           644,002

  Cost of shares redeemed                               (3,599,456)       (4,861,788)
                                                      -------------     -------------

  NET (DECREASE) IN NET ASSETS FROM COMMON STOCK
    TRANSACTIONS                                        (2,315,594)       (3,661,814)
                                                      -------------     -------------

  TOTAL (DECREASE) IN NET ASSETS                        (1,973,204)       (3,727,611)
NET ASSETS:

  Beginning of year                                     10,671,812        14,399,423
                                                      -------------     -------------

  End of year                                         $  8,698,608      $ 10,671,812
                                                      -------------     -------------
                                                      -------------     -------------

SEE NOTES TO COMBINED FINANCIAL STATEMENTS

                                                             LARGE CAP
                                                             VALUE FUND
                                                      ------------------------
                                                            PERIOD FROM
                                                          JANUARY 2, 1998
                                                          (COMMENCEMENT OF
                                                           OPERATIONS) TO
                                                            NOVEMBER 30,
                                                                1998
OPERATIONS:

  Net investment income                                     $    105,345

  Net realized (loss) on investments                             (38,871)

  Net unrealized (depreciation) on investments                (1,648,649)
                                                             -----------

  NET DECREASE IN NET ASSETS RESULTING FROM
    OPERATIONS                                                (1,582,175)
                                                             -----------
DISTRIBUTIONS TO SHAREHOLDERS FROM:

  Net investment income

    Class A                                                      (78,185)

    Class B                                                         (109)

    Class I                                                       (8,582)
                                                             -----------

  TOTAL DISTRIBUTIONS TO SHAREHOLDERS                            (86,876)
                                                             -----------
COMMON STOCK
TRANSACTIONS - NOTE 4

  Proceeds from shares sold                                   17,852,421

  Net asset value of shares issued in
    reinvestments of distributions                                86,029

  Cost of shares redeemed                                     (2,909,113)
                                                             -----------

  NET INCREASE IN NET ASSETS FROM COMMON STOCK
    TRANSACTIONS                                              15,029,337
                                                             -----------

  TOTAL INCREASE IN NET ASSETS, REPRESENTING NET
    ASSETS AT NOVEMBER 30, 1998                             $ 13,360,286
                                                             -----------
                                                             -----------

Undistributed net investment income                         $     18,469
                                                             -----------
                                                             -----------

SEE NOTES TO COMBINED FINANCIAL STATEMENTS

                                 SG COWEN FUNDS

                     NOTES TO COMBINED FINANCIAL STATEMENTS

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES: SG Cowen Income + Growth Fund, Inc. ("CIG"), SG Cowen Funds, Inc. and SG Cowen Series Funds, Inc. (collectively "the Funds") are registered under the Investment Company Act of 1940 ("Act") as diversified open-end management companies. SG Cowen Funds, Inc. operates as a series company currently issuing common stock representing its portfolios designated as the SG Cowen Intermediate Fixed Income Fund ("CIFIF"), SG Cowen Government Securities Fund ("CGSF"), and SG Cowen Opportunity Fund ("COF"). SG Cowen Series Funds, Inc. operates as a series company currently issuing common stock representing its portfolio designated as the SG Cowen Large Cap Value Fund ("LgCapValue"). Until July 1, 1998, Cowen & Co. ("Cowen") served as investment manager and principal underwriter to the above-referenced Funds (the "Funds"). On July 1, 1998, Cowen's business was combined with Societe Generale Securities Corporation ("SGSC"), a subsidiary of Societe Generale ("SG"), to form SG Cowen Securities Corporation ("SG Cowen"). SG, a leading international commercial and investment bank established in 1864, has a global network of offices in over 80 countries. Since July 1, 1998, SG Cowen has served as the new investment manager to the Funds, with the existing investment management personnel of SG Cowen continuing to provide investment management services to the Funds, and Funds Distributor Inc. has served as the new principal underwriter to the Funds. SG Cowen is also a selected dealer of the Funds' shares. Additionally, effective as of July 1, 1998, the names of the Funds have been changed, as indicated above, in order to reflect the Funds' new management by SG Cowen. These combined financial statements together with the notes thereto, consist of CIG, COF, CIFIF, CGSF and LgCapValue. The Funds' financial statements are prepared in accordance with generally accepted accounting principals which may require the use of management estimates and assumptions. Actual results could differ from these estimates.

  (A) PORTFOLIO VALUATION: Securities whose principal market is on an exchange are valued at the last sales price on the exchange or, in the absence of currently reported sales on the exchange, at the most recent bid price in the over-the-counter market or, in the absence of a recent bid price, the bid equivalent as obtained from one or more of the major market makers for the securities to be valued. Securities traded principally in the over-the-counter market are valued at the most recent bid price. Short-term investments are carried at amortized cost, which approximates value.

  (B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including amortization of discount on investments, is recognized on the accrual basis.

  (C) DIVIDENDS TO SHAREHOLDERS: Dividends for CIG, COF, and LgCapValue are recorded on the ex-dividend date. Dividends for CGSF and CIFIF are earned on settled shares daily and paid monthly. To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of each Fund not to distribute such gain.

  (D) FEDERAL INCOME TAXES: It is the policy of each Fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from all, or substantially all, Federal income taxes.

  At November 30, 1998, COF, CIFIF and LgCapValue had unused capital loss carryovers of approximately $2,200,000, $97,000 and $39,000,

                                 SG COWEN FUNDS

NOTE 1 - (CONTINUED)

respectively, available for Federal income tax purposes to be applied against future securities profits, if any. If not applied, the carryovers expire in fiscal 2006, 2005 and 2006, respectively.

  (E) DEFERRED ORGANIZATION EXPENSES: Organization expenses paid by LgCapValue are being amortized to operations from January 2, 1998, the date operations commenced, over the period during which it is expected that a benefit will be realized, not to exceed five years. In the event that any of the initial shares purchased by SG Cowen in connection with the organization of the Fund are redeemed by any holder thereof prior to the amortization of such expenses, redemption proceeds will be reduced by a pro rata portion of any unamortized organizational expenses in the same proportion as the number of initial shares being redeemed bears to the number of initial shares outstanding at the time or redemption.

  (F) Dividends from net investment income and distributions from realized gains from investment transactions are determined in accordance with Federal income tax regulations, which may differ from investment income and realized gains determined under generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes, but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in capital. As of November 30, 1998, COF reclassified $536,186 from accumulated undistributed net investment loss to paid-in capital ($520,017) and accumulated net realized loss on investments ($16,169). Net investment loss, net realized gains, and net assets were not affected by this change.

  (G) OPTIONS TRANSACTIONS: When a Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from writing options which expire unexercised are recorded by the Fund on the expiration date as realized gains from options written. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss.

NOTE 2 - INVESTMENT MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES: (A) INVESTMENT MANAGEMENT FEE: Fees paid by the Funds to SG Cowen pursuant to the provisions of Investment Management Agreements ("Agreements") are payable monthly, based on an annual rate of .75%, .90%, .50%, .60% and .75% for CIG, COF, CIFIF, CGSF and LgCapValue, respectively, of the average daily value of each Fund's net assets. SG Cowen has voluntarily reimbursed the CIG's expenses in an amount equal to an annual rate of .14% from December 1, 1996 through March 31, 1998, of the average daily value of its net assets, and the COF's expenses in

                                 SG COWEN FUNDS

NOTE 2 - (CONTINUED)

an amount equal to an annual rate of .13% from December 1, 1996 through March 31, 1997 and .03% from April 1, 1997 through March 31, 1998.

  With respect to LgCapValue, SG Cowen has voluntarily reimbursed all expenses, other than Investment Management Fee and distribution fees, in excess of .22% of the average daily value of its net assets since its inception.

  With respect to CGSF and CIFIF, SG Cowen has voluntarily waived its Investment Management Fee for the period from December 1, 1996 through November 30, 1998. With respect to CGSF, SG Cowen is voluntarily absorbing all other expenses, except for .40% of other expenses and .50% of the Class B distribution fee. With respect to CIFIF, SG Cowen is voluntarily absorbing all other expenses, except for .40% of other expenses and its service and distribution fees. The directors fees are being waived by directors of both Funds.

  SG Cowen has agreed to maintain these fee and expense reimbursement arrangements for each Fund through March 31, 1999 (see "Shareholder Servicing and Distribution Plan" later in this note).

  (B) In acting as distributor (and a selected dealer after July 1, 1998) during the year ended November 30, 1998, SG Cowen earned $8,443, $26,678, $1,431, $5,105 and $21,450 of commissions on sales of the shares of CIG, COF, CGSF, CIFIF and LgCapValue, respectively.

  (C) SHAREHOLDER SERVICING AND DISTRIBUTION PLANS (THE "PLAN"): SG Cowen (until June 30, 1998 and Funds Distributor Inc. after that date) is paid monthly fees by each of the Funds in connection with (1) the servicing of shareholder accounts in Class A and Class B shares and (2) providing distribution related services in respect of Class B shares. A monthly-service fee, authorized pursuant to the Plan adopted by each of the Funds pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the "1940 Act"), is calculated at the annual rate of .25% of the value of the average daily net assets of the Fund attributable to each of Class A and Class B shares and is used to provide compensation for ongoing servicing and/or maintenance of shareholder accounts with the Funds. Compensation is paid to persons who respond to inquiries of shareholders of a Fund regarding their ownership of shares or their accounts with the Fund or who provide other similar services not otherwise required to be provided by the Fund's investment advisor, transfer agent or other agent of the Fund.

  In addition, pursuant to the Plan, the Funds pay to SG Cowen (until June 30, 1998 and Funds Distributor, Inc. after that date) a monthly distribution fee at the annual rate of .75% for CIG, COF, CGSF and Large Cap Value and of .25% for CIFIF of the Funds' average daily net assets attributable to Class B shares. The distribution fee is used to provide (1) initial and ongoing sales compensation to its registered representatives or those of other broker-dealers that enter into selected dealer agreements with SG Cowen Funds in respect of sales of Class B shares; (2) costs of printing and distributing the Funds' Prospectus, Statement of Additional Information and sales literature to prospective investors in Class B shares; (3) costs associated with any advertising relating to Class B shares; and (4) payments to, and expenses of, persons who provide support services in connection with the distribution of Class B shares.

  Payments under the Plan are not tied exclusively to the service and/or distribution expenses actually incurred by SG Cowen, and the payments may exceed expenses actually incurred by SG Cowen. The Board of Directors evaluates the appropriateness of the Plan and its payment terms on a continuing basis and in doing so considers all relevant factors, including expenses borne by SG Cowen and amounts it receives under the Plan.

  (D) Directors who are not officers, directors, partners, stockholders or employees of SG Cowen or its affiliates receive from each Fund a fee of $3,000 per annum plus $500 per meeting attended and $375 for each audit committee meeting attended and reimbursement for travel and out-of-pocket expenses;

                                 SG COWEN FUNDS

NOTE 2 - (CONTINUED)

however the Directors have agreed to waive their fees from CGSF and CIFIF until such time as SG Cowen ceases to waive its Investment Management Fee.

NOTE 3 - SECURITIES TRANSACTIONS: The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended November 30, 1998, was as follows:

                  CIG            COF            CGSF
--------------------------------------------------------
Purchases    $  38,665,478  $  101,873,137  $  1,765,711

--------------------------------------------------------
Sales           59,334,586     135,997,819     3,791,119
--------------------------------------------------------

                        CIFIF         LGCAP VALUE
----------------------------------------------------
Purchases            $  6,331,952    $  22,219,963

----------------------------------------------------
Sales                   8,722,315        7,936,882
----------------------------------------------------

  At November 30, 1998, the cost of investments for Federal tax purposes was substantially the same as the cost for financial reporting purposes (see the Statements of Investments), except that due to wash sale transactions, the cost of investments for COF was approximately $67,425,645.

  At November 30, 1998, accumulated net unrealized appreciation (depreciation) on investments was as follows:

                        CIG            COF          CGSF
-----------------------------------------------------------
Gross Unrealized
 Appreciation       $  5,871,878  $    4,586,671  $  90,174
Gross Unrealized
 Depreciation            332,095      17,191,682        106

-----------------------------------------------------------
Net                 $  5,539,783  $  (12,605,011) $  90,068
-----------------------------------------------------------

                        CIFIF        LGCAP VALUE
---------------------------------------------------
Gross Unrealized
 Appreciation         $  321,522    $     700,950
Gross Unrealized
 Depreciation              5,692        2,349,599

---------------------------------------------------
Net                   $  315,830    $  (1,648,649)
---------------------------------------------------

                                 SG COWEN FUNDS

NOTE 4 - COMMON STOCK TRANSACTIONS: At November 30, 1998, there were authorized 250 million shares, $.001 par value, of each class of each Fund's Common Stock.

  Transactions in the Funds' Common Stock were as follows:

SG COWEN INCOME + GROWTH FUND, INC.

                                                       YEAR ENDED NOVEMBER 30, 1998
                               -----------------------------------------------------------------------------
                                        CLASS A                   CLASS B                   CLASS I
                               -------------------------  ------------------------  ------------------------
                                 SHARES        AMOUNT       SHARES       AMOUNT       SHARES       AMOUNT
                               -----------  ------------  -----------  -----------  -----------  -----------
Shares Sold                         66,898  $    842,445      11,942   $   148,973      95,443   $ 1,194,363
Dividends Reinvested               797,851     9,628,793      64,869       778,531     144,276     1,749,137
                               -----------  ------------  -----------  -----------  -----------  -----------
                                   864,749    10,471,238      76,811       927,504     239,719     2,943,500
Shares Redeemed                 (1,051,071)  (12,860,553)   (165,009)   (2,038,404)   (476,482)   (5,975,151)
                               -----------  ------------  -----------  -----------  -----------  -----------
Net (Decrease)                    (186,322) $ (2,389,315)    (88,198)  $(1,110,900)   (236,763)  $(3,031,651)
                               -----------  ------------  -----------  -----------  -----------  -----------
                               -----------  ------------  -----------  -----------  -----------  -----------

                                                          YEAR ENDED NOVEMBER 30, 1997
                                  -----------------------------------------------------------------------------
                                           CLASS A                   CLASS B                   CLASS I
                                  -------------------------  ------------------------  ------------------------
                                    SHARES        AMOUNT       SHARES       AMOUNT       SHARES       AMOUNT
                                  -----------  ------------  -----------  -----------  -----------  -----------
Shares Sold                          292,820   $  3,852,077     126,969   $ 1,667,527     133,903   $ 1,751,938
Dividends Reinvested                 604,764      7,459,293      27,818       341,929     134,161     1,659,984
                                  -----------  ------------  -----------  -----------  -----------  -----------
                                     897,584     11,311,370     154,787     2,009,456     268,064     3,411,922
Shares Redeemed                     (738,269)    (9,849,044)    (25,573)     (336,753)   (365,423)   (4,968,719)
                                  -----------  ------------  -----------  -----------  -----------  -----------
Net Increase (Decrease)              159,315   $  1,462,326     129,214   $ 1,672,703     (97,359)  $(1,556,797)
                                  -----------  ------------  -----------  -----------  -----------  -----------
                                  -----------  ------------  -----------  -----------  -----------  -----------

                                 SG COWEN FUNDS

NOTE 4 - (CONTINUED)

SG COWEN OPPORTUNITY FUND

                                                     YEAR ENDED NOVEMBER 30, 1998
                            ------------------------------------------------------------------------------
                                     CLASS A                   CLASS B                    CLASS I
                            -------------------------  ------------------------  -------------------------
                              SHARES        AMOUNT       SHARES       AMOUNT       SHARES        AMOUNT
                            -----------  ------------  -----------  -----------  -----------  ------------
Shares Sold                     105,810  $  1,273,618      25,685   $   318,364      823,633  $ 10,821,907
Dividends Reinvested            715,467     9,107,891     155,170     1,893,068      708,428     9,167,061
                            -----------  ------------  -----------  -----------  -----------  ------------
                                821,277    10,381,509     180,855     2,211,432    1,532,061    19,988,968
Shares Redeemed              (1,364,015)  (16,830,066)   (203,541)   (2,378,860)  (2,844,314)  (36,485,144)
                            -----------  ------------  -----------  -----------  -----------  ------------
Net (Decrease)                 (542,738) $ (6,448,557)    (22,686)  $  (167,428)  (1,312,253) $(16,496,176)
                            -----------  ------------  -----------  -----------  -----------  ------------
                            -----------  ------------  -----------  -----------  -----------  ------------

                                                       YEAR ENDED NOVEMBER 30, 1997
                              ------------------------------------------------------------------------------
                                       CLASS A                   CLASS B                    CLASS I
                              -------------------------  ------------------------  -------------------------
                                SHARES        AMOUNT       SHARES       AMOUNT       SHARES        AMOUNT
                              -----------  ------------  -----------  -----------  -----------  ------------
Shares Sold                       741,851  $ 11,608,130     163,706   $ 2,491,829    1,236,846  $ 19,476,409
Dividends Reinvested              371,816     5,276,074      78,957     1,090,397      340,886     4,888,308
                              -----------  ------------  -----------  -----------  -----------  ------------
                                1,113,667    16,884,204     242,663     3,582,226    1,577,732    24,364,717
Shares Redeemed                  (431,730)   (6,760,538)   (116,660)   (1,791,282)    (812,964)  (12,934,198)
                              -----------  ------------  -----------  -----------  -----------  ------------
Net Increase                      681,937  $ 10,123,666     126,003   $ 1,790,944      764,768  $ 11,430,519
                              -----------  ------------  -----------  -----------  -----------  ------------
                              -----------  ------------  -----------  -----------  -----------  ------------

                                 SG COWEN FUNDS

NOTE 4 - (CONTINUED)

SG COWEN GOVERNMENT SECURITIES FUND

                                                            YEAR ENDED NOVEMBER 30, 1998
                                    ----------------------------------------------------------------------------
                                            CLASS A                   CLASS B                   CLASS I
                                    ------------------------  ------------------------  ------------------------
                                      SHARES       AMOUNT       SHARES       AMOUNT       SHARES       AMOUNT
                                    -----------  -----------  -----------  -----------  -----------  -----------
Shares Sold                              4,447   $    43,248           -            -        6,269    $  62,567
Dividends Reinvested                    14,460       140,506           -            -          439        4,355
                                    -----------  -----------  -----------  -----------  -----------  -----------
                                        18,907       183,754           -            -        6,708       66,922
Shares Redeemed                       (223,565)   (2,171,094)          -            -         (742)      (7,228)
                                    -----------  -----------  -----------  -----------  -----------  -----------
Net Increase (Decrease)               (204,658)  $(1,987,340)          -            -        5,966    $  59,694
                                    -----------  -----------  -----------  -----------  -----------  -----------
                                    -----------  -----------  -----------  -----------  -----------  -----------

                                                            YEAR ENDED NOVEMBER 30, 1997
                                    ----------------------------------------------------------------------------
                                            CLASS A                   CLASS B                   CLASS I
                                    ------------------------  ------------------------  ------------------------
                                      SHARES       AMOUNT       SHARES       AMOUNT       SHARES       AMOUNT
                                    -----------  -----------  -----------  -----------  -----------  -----------
Shares Sold                            293,373   $ 2,789,659           -            -        1,869    $  18,749
Dividends Reinvested                    18,113       171,273           -            -          564        5,395
                                    -----------  -----------  -----------  -----------  -----------  -----------
                                       311,486     2,960,932           -            -        2,433       24,144
Shares Redeemed                        227,332     2,165,635           -            -        5,430       53,013
                                    -----------  -----------  -----------  -----------  -----------  -----------
Net Increase (Decrease)                 84,154   $   795,297           -            -       (2,997)   $ (28,869)
                                    -----------  -----------  -----------  -----------  -----------  -----------
                                    -----------  -----------  -----------  -----------  -----------  -----------

                                 SG COWEN FUNDS

NOTE 4 - (CONTINUED)

SG COWEN INTERMEDIATE FIXED INCOME FUND

                                                            YEAR ENDED NOVEMBER 30, 1998
                                    ----------------------------------------------------------------------------
                                            CLASS A                   CLASS B                   CLASS I
                                    ------------------------  ------------------------  ------------------------
                                      SHARES       AMOUNT       SHARES       AMOUNT       SHARES       AMOUNT
                                    -----------  -----------  -----------  -----------  -----------  -----------
Shares Sold                             62,313   $   596,958       9,711    $  93,993       13,024    $ 123,292
Dividends Reinvested                    43,194       415,034       1,781       17,249        3,905       37,336
                                    -----------  -----------  -----------  -----------  -----------  -----------
                                       105,507     1,011,992      11,492      111,242       16,929      160,628
Shares Redeemed                       (308,574)   (2,985,623)    (17,594)    (168,968)     (46,397)    (444,865)
                                    -----------  -----------  -----------  -----------  -----------  -----------
Net (Decrease)                        (203,067)  $(1,973,631)     (6,102)   $ (57,726)     (29,468)   $(284,237)
                                    -----------  -----------  -----------  -----------  -----------  -----------
                                    -----------  -----------  -----------  -----------  -----------  -----------

                                                           YEAR ENDED NOVEMBER 30, 1997
                                   ----------------------------------------------------------------------------
                                           CLASS A                   CLASS B                   CLASS I
                                   ------------------------  ------------------------  ------------------------
                                     SHARES       AMOUNT       SHARES       AMOUNT       SHARES       AMOUNT
                                   -----------  -----------  -----------  -----------  -----------  -----------
Shares Sold                            30,116   $   281,334       9,789    $  92,277       19,548   $   182,361
Dividends Reinvested                   59,500       556,082       2,693       25,340        6,732        62,580
                                   -----------  -----------  -----------  -----------  -----------  -----------
                                       89,616       837,416      12,482      117,617       26,280       244,941
Shares Redeemed                      (358,684)   (3,347,408)    (27,141)    (255,788)    (137,044)   (1,258,592)
                                   -----------  -----------  -----------  -----------  -----------  -----------
Net (Decrease)                       (269,068)  $(2,509,992)    (14,659)   $(138,171)    (110,764)  $(1,013,651)
                                   -----------  -----------  -----------  -----------  -----------  -----------
                                   -----------  -----------  -----------  -----------  -----------  -----------

SG COWEN LARGE CAP VALUE FUND

                                                         PERIOD ENDED NOVEMBER 30, 1998
                                  -----------------------------------------------------------------------------
                                           CLASS A                   CLASS B                   CLASS I
                                  -------------------------  ------------------------  ------------------------
                                    SHARES        AMOUNT       SHARES       AMOUNT       SHARES       AMOUNT
                                  -----------  ------------  -----------  -----------  -----------  -----------
Shares Sold                         1,506,814  $ 16,004,343      25,536    $ 260,462      152,955   $ 1,587,616
Dividends Reinvested                    8,038        77,339          12          109          880         8,581
                                  -----------  ------------  -----------  -----------  -----------  -----------
                                    1,514,852    16,081,682      25,548      260,571      153,835     1,596,197
Shares Redeemed                      (251,551)   (2,493,403)     (8,352)     (83,023)     (32,982)     (332,687)
                                  -----------  ------------  -----------  -----------  -----------  -----------
Net Increase                        1,263,301  $ 13,588,279      17,196    $ 177,548      120,853   $ 1,263,510
                                  -----------  ------------  -----------  -----------  -----------  -----------
                                  -----------  ------------  -----------  -----------  -----------  -----------

                                 SG COWEN FUNDS

NOTE 5 - FINANCIAL HIGHLIGHTS: Selected data for a share of Common Stock outstanding throughout each period:

                                                SG COWEN INCOME + GROWTH FUND, INC. - CLASS A
                                     -------------------------------------------------------------------
                                                                                                  YEAR
                                                                                                 ENDED
                                              YEAR ENDED NOVEMBER 30,            FOUR MONTHS    JULY 31,
                                     -----------------------------------------      ENDED       --------
                                       1998       1997       1996       1995      11/30/94        1994
                                     --------   --------   --------   --------   -----------    --------
NET ASSET VALUE
  Beginning of Period                $  14.55   $  14.40   $  13.19   $  10.62   $ 11.06        $ 12.97
                                     --------   --------   --------   --------   -----------    --------
INCOME FROM INVESTMENT OPERATIONS
  Investment Income - Net                0.29       0.36       0.48       0.51      0.19           0.52
  Net Realized and Unrealized Gains
   (Losses) on Investments               0.19       1.97       1.74       2.54     (0.50)         (0.44)
                                     --------   --------   --------   --------   -----------    --------
  Net from Investment Operations         0.48       2.33       2.22       3.05     (0.31)          0.08
                                     --------   --------   --------   --------   -----------    --------
LESS DISTRIBUTIONS:
  Dividends from Net Investment
   Income                               (0.30)     (0.36)     (0.52)     (0.48)    (0.13)         (0.52)
  Distributions from Net Realized
   Gains on Investments                 (2.39)     (1.82)     (0.49)         -         -          (1.47)
                                     --------   --------   --------   --------   -----------    --------
  Total Distributions                   (2.69)     (2.18)     (1.01)     (0.48)    (0.13)         (1.99)
                                     --------   --------   --------   --------   -----------    --------
NET ASSET VALUE
  End of Period                      $  12.34   $  14.55   $  14.40   $  13.19   $ 10.62        $ 11.06
                                     --------   --------   --------   --------   -----------    --------
                                     --------   --------   --------   --------   -----------    --------
Total Return(5)                          3.98%     19.21%     17.86%     29.50%    (8.50)%(2)      0.28%
RATIOS / SUPPLEMENTARY DATA
  Net Assets (000 omitted)           $ 44,643   $ 55,383   $ 52,502   $ 49,298   $32,104        $34,722
  Ratio of Expenses to Average Net
   Assets                                1.20%      1.21%      1.24%      1.31%     0.47%(3)       1.26%
  Ratio of Investment Income - Net to
   Average Net Assets                    2.22%      2.65%      3.56%      4.29%     1.65%(3)       4.32%
  Decrease Reflected on Above Ratios
   Due to Expense Reimbursements/
   Waivers                               0.05%      0.14%      0.15%      0.19%     0.07%(3)       0.04%
  Portfolio Turnover Rate                  62%        75%        79%        72%       31%            76%

                                 SG COWEN FUNDS

NOTE 5 - (CONTINUED)

                                                         SG COWEN INCOME + GROWTH FUND, INC. - CLASS B
                                            -----------------------------------------------------------------------
                                                                                                            PERIOD
                                                      YEAR ENDED NOVEMBER 30,                  FOUR          FROM
                                                                                              MONTHS       5/17/94(4)
                                            --------------------------------------------       ENDED       THROUGH
                                              1998        1997        1996        1995       11/30/94      7/31/94
                                            --------    --------    --------    --------    -----------    --------
NET ASSET VALUE
  Beginning of Period                       $14.46      $14.31      $13.14      $10.58      $ 11.04        $ 10.85(1)
                                            --------    --------    --------    --------    -----------    --------
INCOME FROM INVESTMENT OPERATIONS
  Investment Income - Net                     0.17        0.27        0.37        0.42         0.16           0.09
  Net Realized and Unrealized Gains
   (Losses) on Investments                    0.20        1.95        1.73        2.54        (0.50)          0.20
                                            --------    --------    --------    --------    -----------    --------
  Net from Investment Operations              0.37        2.22        2.10        2.96        (0.34)          0.29
                                            --------    --------    --------    --------    -----------    --------
LESS DISTRIBUTIONS:
  Dividends from Net Investment Income       (0.20)      (0.25)      (0.44)      (0.40)       (0.12)         (0.10)
  Distributions from Net Realized Gains on
   Investments                               (2.39)      (1.82)      (0.49)          -            -              -
                                            --------    --------    --------    --------    -----------    --------
  Total Distributions                        (2.59)      (2.07)      (0.93)      (0.40)       (0.12)         (0.10)
                                            --------    --------    --------    --------    -----------    --------
NET ASSET VALUE
  End of Period                             $12.24      $14.46      $14.31      $13.14      $ 10.58        $ 11.04
                                            --------    --------    --------    --------    -----------    --------
                                            --------    --------    --------    --------    -----------    --------
Total Return(5)                               3.11%      18.34%      16.89%      28.49%       (9.33)%(2)     13.19%(2)
RATIOS / SUPPLEMENTARY DATA
  Net Assets (000 omitted)                  $2,711      $4,478      $2,581      $1,453      $   280        $    56
  Ratio of Expenses to Average Net Assets     1.97%       1.99%       2.04%       2.07%        0.75%(3)       0.57%(3)
  Ratio of Investment Income - Net to
   Average Net Assets                         1.43%       1.84%       2.76%       3.44%        1.31%(3)       0.45%(3)
  Decrease Reflected on Above Ratios Due
   to Expense Reimbursements/Waivers          0.06%       0.14%       0.15%       0.19%        0.07%(3)       0.04%(3)
  Portfolio Turnover Rate                       62%         75%         79%         72%          31%            76%

                                 SG COWEN FUNDS

NOTE 5 - (continued)

                                                      SG COWEN INCOME + GROWTH FUND, INC. - CLASS I
                                       ----------------------------------------------------------------------------
                                                                                             FOUR       PERIOD FROM
                                                   YEAR ENDED NOVEMBER 30,                  MONTHS       5/9/94(4)
                                       -----------------------------------------------      ENDED         THROUGH
                                         1998         1997         1996         1995       11/30/94       7/31/94
                                       --------     --------     --------     --------     --------     -----------
NET ASSET VALUE
  Beginning of Period                  $14.61       $  14.45     $  13.23     $  10.62     $11.06       $10.91(1)
                                       --------     --------     --------     --------     --------     -----------
INCOME FROM INVESTMENT OPERATIONS
  Investment Income - Net                0.35           0.41         0.58         0.52       0.20         0.10
  Net Realized and Unrealized Gains
   (Losses) on Investments               0.16           1.97         1.69         2.59      (0.50)        0.16
                                       --------     --------     --------     --------     --------     -----------
  Net from Investment Operations         0.51           2.38         2.27         3.11      (0.30)        0.26
                                       --------     --------     --------     --------     --------     -----------
LESS DISTRIBUTIONS:
  Dividends from Net Investment
   Income                               (0.34)         (0.40)       (0.56)       (0.50)     (0.14)       (0.11)
  Distributions from Net Realized
   Gains on Investments                 (2.39)         (1.82)       (0.49)           -          -            -
                                       --------     --------     --------     --------     --------     -----------
  Total Distributions                   (2.73)         (2.22)       (1.05)       (0.50)     (0.14)       (0.11)
                                       --------     --------     --------     --------     --------     -----------
NET ASSET VALUE
  End of Period                        $12.39       $  14.61     $  14.45     $  13.23     $10.62       $11.06
                                       --------     --------     --------     --------     --------     -----------
                                       --------     --------     --------     --------     --------     -----------
Total Return(5)                          4.22%         19.57%       18.25%       29.99%     (8.37)%(2)   10.63%(2)
RATIOS / SUPPLEMENTARY DATA
  Net Assets (000 omitted)             $5,920       $ 10,444     $ 11,733     $ 19,309     $6,029       $4,988
  Ratio of Expenses to Average Net
   Assets                                0.91%          1.05%        0.90%        0.96%      0.40%(3)     0.28%(3)
  Ratio of Investment Income - Net to
   Average Net Assets                    2.50%          2.98%        3.90%        4.66%      1.68%(3)     1.13%(3)
  Decrease Reflected on Above Ratios
   Due to Expense Reimbursements/
   Waivers                               0.06%          0.14%        0.16%        0.19%      0.07%(3)     0.05%(3)
  Portfolio Turnover Rate                  62%            75%          79%          72%        31%          76%

                                 SG COWEN FUNDS

NOTE 5 - (continued)

                                                                          SG COWEN OPPORTUNITY FUND - CLASS A
                                                           -----------------------------------------------------------------
                                                                                YEAR ENDED NOVEMBER 30,
                                                           -----------------------------------------------------------------
                                                             1998          1997          1996           1995          1994
                                                           ---------     ---------     ---------     ----------     --------
NET ASSET VALUE
  Beginning of Year                                        $   16.47     $   16.61     $   13.13     $    12.98     $  16.06
                                                           ---------     ---------     ---------     ----------     --------
INCOME FROM INVESTMENT OPERATIONS
  Investment Income (Loss) - Net (6)                           (0.08)        (0.08)        (0.07)         (0.04)       (0.09)
  Net Realized and Unrealized Gains (Losses) on
   Investments                                                 (3.40)         2.00          3.86           0.97         1.22
                                                           ---------     ---------     ---------     ----------     --------
  Net from Investment Operations                               (3.48)         1.92          3.79           0.93         1.13
                                                           ---------     ---------     ---------     ----------     --------
LESS DISTRIBUTIONS:
  Dividends from Net Investment Income                             -             -             -              -            -
  Distributions from Net Realized Gains on Investments         (2.94)        (2.06)        (0.31)         (0.78)       (4.21)
                                                           ---------     ---------     ---------     ----------     --------
  Total Distributions                                          (2.94)        (2.06)        (0.31)         (0.78)       (4.21)
                                                           ---------     ---------     ---------     ----------     --------
NET ASSET VALUE
  End of Year                                              $   10.05     $   16.47     $   16.61     $    13.13     $  12.98
                                                           ---------     ---------     ---------     ----------     --------
                                                           ---------     ---------     ---------     ----------     --------
Total Return(5)                                               (24.89)%       13.55%        29.63%          7.91%        9.53%
RATIOS / SUPPLEMENTARY DATA
  Net Assets (000 omitted)                                 $  27,978     $  54,809     $  43,950     $   38,724     $ 34,487
  Ratio of Expenses to Average Net Assets                       1.46%         1.38%         1.39%          1.43%        1.47%
  Ratio of Investment Loss - Net to Average Net Assets         (0.67)%       (0.53)%       (0.46)%        (0.28)%      (0.66)%
  Decrease Reflected on Above Ratios Due to Expense
   Reimbursements/Waivers                                       0.01%         0.06%         0.16%          0.22%        0.14%
  Portfolio Turnover Rate                                        124%          159%          182%           148%         152%

                                 SG COWEN FUNDS

NOTE 5 - (continued)

                                                    SG COWEN OPPORTUNITY FUND - CLASS B
                                          --------------------------------------------------------
                                                                                       PERIOD FROM
                                                   YEAR ENDED NOVEMBER 30,             5/17/94(4)
                                          -----------------------------------------      THROUGH
                                           1998        1997       1996       1995       11/30/94
                                          -------    --------    -------    -------    -----------
NET ASSET VALUE
  Beginning of Period                     $15.92     $  16.23    $12.93     $12.91       $12.18(1)
                                          -------    --------    -------    -------    -----------
INCOME FROM INVESTMENT OPERATIONS
  Investment Income (Loss) - Net(6)        (0.18)       (0.20)    (0.18)     (0.14)       (0.09)
  Net Realized and Unrealized Gains
   (Losses) on Investments                 (3.25)        1.95      3.79       0.94         0.82
                                          -------    --------    -------    -------    -----------
  Net from Investment Operations           (3.43)        1.75      3.61       0.80         0.73
                                          -------    --------    -------    -------    -----------
LESS DISTRIBUTIONS:
  Dividends from Net Investment Income         -            -         -          -            -
  Distributions from Net Realized Gains
   on Investments                          (2.94)       (2.06)    (0.31)     (0.78)           -
                                          -------    --------    -------    -------    -----------
  Total Distributions                      (2.94)       (2.06)    (0.31)     (0.78)           -
                                          -------    --------    -------    -------    -----------
NET ASSET VALUE
  End of Period                           $ 9.55     $  15.92    $16.23     $12.93       $12.91
                                          -------    --------    -------    -------    -----------
                                          -------    --------    -------    -------    -----------
Total Return(5)                           (25.56)%      12.72%    28.67%      6.97%       11.04%(2)
RATIOS / SUPPLEMENTARY DATA
  Net Assets (000 omitted)                $6,163     $ 10,629    $8,794     $6,455       $2,207
  Ratio of Expenses to Average Net
   Assets                                   2.26%        2.15%     2.17%      2.19%        1.32%(3)
  Ratio of Investment Loss - Net to
   Average Net Assets                      (1.47)%      (1.31)%   (1.24)%    (1.06)%      (0.83)%(3)
  Decrease Reflected on Above Ratios Due
   to Expense Reimbursements/Waivers        0.01%        0.06%     0.16%      0.22%        0.12%(3)
  Portfolio Turnover Rate                    124%         159%      182%       148%         152%

                                 SG COWEN FUNDS

NOTE 5 - (continued)

                                                      SG COWEN OPPORTUNITY FUND - CLASS I
                                          -----------------------------------------------------------
                                                                                          PERIOD FROM
                                                    YEAR ENDED NOVEMBER 30,                5/9/94(4)
                                          --------------------------------------------      THROUGH
                                            1998        1997        1996        1995       11/30/94
                                          --------    --------    --------    --------    -----------
NET ASSET VALUE
  Beginning of Period                     $  16.69    $  16.77    $  13.20    $  12.99      $12.36(1)
                                          --------    --------    --------    --------    -----------
INCOME FROM INVESTMENT OPERATIONS
  Investment Income (Loss) - Net(6)          (0.04)      (0.03)      (0.01)       0.01       (0.03)
  Net Realized and Unrealized Gains
   (Losses) on Investments                   (3.47)       2.01        3.89        0.98        0.66
                                          --------    --------    --------    --------    -----------
  Net from Investment Operations             (3.51)       1.98        3.88        0.99        0.63
                                          --------    --------    --------    --------    -----------
LESS DISTRIBUTIONS:
  Dividends from Net Investment Income           -           -           -           -           -
  Distributions from Net Realized Gains
   on Investments                            (2.94)      (2.06)      (0.31)      (0.78)          -
                                          --------    --------    --------    --------    -----------
  Total Distributions                        (2.94)      (2.06)      (0.31)      (0.78)          -
                                          --------    --------    --------    --------    -----------
NET ASSET VALUE
  End of Period                           $  10.24    $  16.69    $  16.77    $  13.20      $12.99
                                          --------    --------    --------    --------    -----------
                                          --------    --------    --------    --------    -----------
Total Return(5)                             (24.71)%     13.82%      30.17%       8.40%       9.04%(2)
RATIOS / SUPPLEMENTARY DATA
  Net Assets (000 omitted)                $ 19,051    $ 52,944    $ 40,369    $ 19,264      $8,151
  Ratio of Expenses to Average Net
   Assets                                     1.14%       1.02%       1.01%       1.03%       0.75%(3)
  Ratio of Investment Income (Loss) -
   Net Assets                                (0.34)%     (0.19)%     (0.07)%      0.11%      (0.26)%(3)
  Decrease Reflected on Above Ratios Due
   to Expense Reimbursements/Waivers          0.01%       0.06%       0.15%       0.22%       0.13%(3)
  Portfolio Turnover Rate                      124%        159%        182%        148%        152%

                                 SG COWEN FUNDS

NOTE 5 - (continued)

                                                                          SG COWEN GOVERNMENT SECURITIES FUND - CLASS A
                                                                 ---------------------------------------------------------------
                                                                                     YEAR ENDED NOVEMBER 30,
                                                                 ---------------------------------------------------------------
                                                                    1998         1997         1996         1995         1994
                                                                 -----------  -----------  -----------  -----------  -----------
NET ASSET VALUE
  Beginning of Year                                               $    9.58    $    9.59    $    9.83    $    9.17    $   10.11
                                                                 -----------  -----------  -----------  -----------  -----------
INCOME FROM INVESTMENT OPERATIONS
  Investment Income - Net                                              0.55         0.61         0.64         0.69         0.52
  Net Realized and Unrealized Gains (Losses) on Investments            0.48        (0.01)       (0.24)        0.66        (0.84)
                                                                 -----------  -----------  -----------  -----------  -----------
  Net from Investment Operations                                       1.03         0.60         0.40         1.35        (0.32)
                                                                 -----------  -----------  -----------  -----------  -----------
LESS DISTRIBUTIONS:
  Dividends from Net Investment Income                                (0.55)       (0.61)       (0.64)       (0.69)       (0.56)
  Distributions from Net Realized Gains on Investments                (0.03)           -            -            -        (0.06)
                                                                 -----------  -----------  -----------  -----------  -----------
  Total Distributions                                                 (0.58)       (0.61)       (0.64)       (0.69)       (0.62)
                                                                 -----------  -----------  -----------  -----------  -----------
NET ASSET VALUE
  End of Year                                                     $   10.03    $    9.58    $    9.59    $    9.83    $    9.17
                                                                 -----------  -----------  -----------  -----------  -----------
                                                                 -----------  -----------  -----------  -----------  -----------
Total Return(5)                                                       11.13%        6.55%        4.34%       15.23%       (3.24%)
RATIOS / SUPPLEMENTARY DATA
  Net Assets (000 Omitted)                                        $   1,542    $   3,433    $   2,631    $   3,945    $     488
  Ratio of Expenses to Average Net Assets                              0.40%        0.40%        0.34%        0.22%           -
  Ratio of Investment Income - Net to Average Net Assets               5.71%        6.47%        6.72%        7.08%        5.24%
  Decrease Reflected on Above Ratios Due to:
    Investment Management and Service Fees Waived                      0.85%        0.85%        0.85%        0.85%        0.78%
    Other Expenses Waived or Absorbed                                  2.62%        2.70%        2.72%        3.63%       11.85%
  Portfolio Turnover Rate                                                69%         184%         107%         289%         210%

                                 SG COWEN FUNDS

NOTE 5 - (continued)

                                                                                SG COWEN GOVERNMENT
                                                                            SECURITIES FUND -- CLASS I
                                                       ---------------------------------------------------------------------
                                                                                                             PERIOD FROM
                                                                   YEAR ENDED NOVEMBER 30,                   7/11/94(4)
                                                       ------------------------------------------------        THROUGH
                                                         1998        1997         1996         1995           11/30/94
                                                       ---------  -----------  -----------  -----------  -------------------
NET ASSET VALUE
  Beginning of Period                                  $    9.70   $    9.71    $    9.94    $    9.17        $    9.45(1)
                                                       ---------  -----------  -----------  -----------          ------
INCOME FROM INVESTMENT OPERATIONS
  Investment Income - Net                                   0.56        0.62         0.65         0.70             0.22
  Net Realized and Unrealized Gains (Losses) on
   Investments                                              0.48       (0.01)       (0.23)        0.77            (0.28)
                                                       ---------  -----------  -----------  -----------          ------
  Net from Investment Operations                            1.04        0.61         0.42         1.47            (0.06)
                                                       ---------  -----------  -----------  -----------          ------
LESS DISTRIBUTIONS:
  Dividends from Net Investment Income                     (0.56)      (0.62)       (0.65)       (0.70)           (0.22)
  Distributions from Net Realized Gains on
   Investments                                             (0.03)          -            -            -                -
                                                       ---------  -----------  -----------  -----------          ------
  Total Distributions                                      (0.59)      (0.62)       (0.65)       (0.70)           (0.22)
                                                       ---------  -----------  -----------  -----------          ------
NET ASSET VALUE
  End of Period                                        $   10.15   $    9.70    $    9.71    $    9.94        $    9.17
                                                       ---------  -----------  -----------  -----------          ------
                                                       ---------  -----------  -----------  -----------          ------
Total Return(5)                                            11.04%       6.55%        4.48%       16.52%           (1.57%)(2)
RATIOS / SUPPLEMENTARY DATA
  Net Assets (000 omitted)                             $     127   $      63    $      93    $      45        $      13
  Ratio of Expenses to Average Net Assets                   0.40%       0.40%        0.36%        0.20%               -
  Ratio of Investment Income - Net to Average Net
   Assets                                                   5.60%       6.49%        6.75%        7.12%            2.42%(3)
  Decrease Reflected on Above Ratios Due to:
    Investment Management Fees Waived                       0.60%       0.60%        0.60%        0.60%            0.24%(3)
    Other Expenses Waived or Absorbed                       3.66%       3.06%        3.14%        5.14%            6.26%(3)
  Portfolio Turnover Rate                                     69%        184%         107%         289%             210%

                                 SG COWEN FUNDS

NOTE 5 - (continued)

                                                                                  SG COWEN INTERMEDIATE
                                                                               FIXED INCOME FUND - CLASS A
                                                               -----------------------------------------------------------
                                                                                 YEAR ENDED NOVEMBER 30,
                                                               -----------------------------------------------------------
                                                                  1998         1997        1996       1995        1994
                                                               -----------  -----------  ---------  ---------  -----------
NET ASSET VALUE
  Beginning of Year                                             $    9.47    $    9.47   $    9.71  $    9.12   $    9.95
                                                               -----------  -----------  ---------  ---------  -----------
INCOME FROM INVESTMENT OPERATIONS
  Investment Income - Net                                            0.53         0.59        0.63       0.67        0.51
  Net Realized and Unrealized Gains (Losses) on Investments          0.33            -       (0.15)      0.59       (0.68)
                                                               -----------  -----------  ---------  ---------  -----------
  Net from Investment Operations                                     0.86         0.59        0.48       1.26       (0.17)
                                                               -----------  -----------  ---------  ---------  -----------
LESS DISTRIBUTIONS:
  Dividends from Net Investment Income                              (0.53)       (0.59)      (0.63)     (0.67)      (0.53)
  Distributions from Net Realized Gains on Investments                  -            -       (0.09)         -       (0.13)
                                                               -----------  -----------  ---------  ---------  -----------
  Total Distributions                                               (0.53)       (0.59)      (0.72)     (0.67)      (0.66)
                                                               -----------  -----------  ---------  ---------  -----------
NET ASSET VALUE
  End of Year                                                   $    9.80    $    9.47   $    9.47  $    9.71   $    9.12
                                                               -----------  -----------  ---------  ---------  -----------
                                                               -----------  -----------  ---------  ---------  -----------
Total Return(5)                                                      9.38%        6.47%       5.21%     14.22%      (1.77)%
RATIOS / SUPPLEMENTARY DATA
  Net Assets (000 omitted)                                      $   7,671    $   9,341   $  11,885  $  14,667   $   2,836
  Ratio of Expenses to Average Net Assets                            0.65%        0.65%       0.59%      0.47%       0.12%
  Ratio of Investment Income - Net to Average Net Assets             5.58%        6.29%       6.61%      6.90%       5.41%
  Decrease Reflected on Above Ratios Due to:
    Investment Management and Service Fees Waived                    0.50%        0.50%       0.50%      0.50%       0.63%
    Other Expenses Waived or Absorbed                                0.51%        0.60%       0.52%      0.86%       3.43%
  Portfolio Turnover Rate                                              64%          92%        110%       264%        159%

                                 SG COWEN FUNDS

NOTE 5 - (continued)

                                                                              SG COWEN INTERMEDIATE FIXED
                                                                                 INCOME FUND - CLASS B
                                                        -----------------------------------------------------------------------
                                                                            YEAR ENDED                          PERIOD FROM
                                                                           NOVEMBER 30,                         7/12/94(4)
                                                        --------------------------------------------------        THROUGH
                                                           1998         1997         1996         1995           11/30/94
                                                        -----------  -----------  -----------  -----------  -------------------
NET ASSET VALUE
  Beginning of Period                                    $    9.54    $    9.54    $    9.78    $    9.17        $    9.32(1)
                                                        -----------  -----------  -----------  -----------          ------
INCOME FROM INVESTMENT OPERATIONS
  Investment Income - Net                                     0.51         0.53         0.61         0.65             0.20
  Net Realized and Unrealized Gains (Losses) on
   Investments                                                0.33            -        (0.15)        0.61            (0.15)
                                                        -----------  -----------  -----------  -----------          ------
  Net from Investment Operations                              0.84         0.53         0.46         1.26             0.05
                                                        -----------  -----------  -----------  -----------          ------
LESS DISTRIBUTIONS:
  Dividends from Net Investment Income                       (0.51)       (0.53)       (0.61)       (0.65)           (0.20)
  Distributions from Net Realized Gains on Investments           -            -        (0.09)           -                -
                                                        -----------  -----------  -----------  -----------          ------
  Total Distributions                                        (0.51)       (0.53)       (0.70)       (0.65)           (0.20)
                                                        -----------  -----------  -----------  -----------          ------
NET ASSET VALUE
  End of Period                                          $    9.87    $    9.54    $    9.54    $    9.78        $    9.17
                                                        -----------  -----------  -----------  -----------          ------
                                                        -----------  -----------  -----------  -----------          ------
Total Return(5)                                               9.07%        6.21%        4.96%       14.12%            1.25%(2)
RATIOS / SUPPLEMENTARY DATA
  Net Assets (000 omitted)                               $     591    $     630    $     769    $     577        $     313
  Ratio of Expenses to Average Net Assets                     0.90%        0.90%        0.85%        0.68%            0.19%(3)
  Ratio of Investment Income - Net to Average Net
   Assets                                                     5.33%        6.03%        6.40%        6.79%            2.15%(3)
  Decrease Reflected on Above Ratios Due to:
    Investment Management, Service and Distribution
     Fees Waived                                              0.50%        0.50%        0.50%        0.50%            0.18%(3)
    Other Expenses Waived or Absorbed                         0.52%        0.54%        0.54%        0.46%            1.25%(3)
  Portfolio Turnover Rate                                       64%          92%         110%         264%             159%

                                 SG COWEN FUNDS

NOTE 5 - (continued)

                                                               SG COWEN INTERMEDIATE FIXED
                                                                  INCOME FUND - CLASS I
                                                      ---------------------------------------------
                                                                                           PERIOD
                                                                 YEAR ENDED                 FROM
                                                                NOVEMBER 30,              7/11/94(4)
                                                      ---------------------------------    THROUGH
                                                       1998     1997     1996     1995    11/30/94
                                                      ------   ------   ------   ------   ---------
NET ASSET VALUE
  Beginning of Period                                 $9.44    $9.44    $ 9.68   $ 9.10   $9.34(1)
                                                      ------   ------   ------   ------   ---------
INCOME FROM INVESTMENT OPERATIONS
  Investment Income - Net                              0.55     0.61      0.65     0.69    0.23
  Net Realized and Unrealized Gains (Losses) on
   Investments                                         0.33        -     (0.15)    0.58   (0.24)
                                                      ------   ------   ------   ------   ---------
  Net from Investment Operations                       0.88     0.61      0.50     1.27   (0.01)
                                                      ------   ------   ------   ------   ---------
LESS DISTRIBUTIONS:
  Dividends from Net Investment Income                (0.55)   (0.61)    (0.65)   (0.69)  (0.23)
  Distributions from Net Realized Gains on
   Investments                                            -        -     (0.09)       -       -
                                                      ------   ------   ------   ------   ---------
  Total Distributions                                 (0.55)   (0.61)    (0.74)   (0.69)  (0.23)
                                                      ------   ------   ------   ------   ---------
NET ASSET VALUE
  End of Period                                       $9.77    $9.44    $ 9.44   $ 9.68   $9.10
                                                      ------   ------   ------   ------   ---------
                                                      ------   ------   ------   ------   ---------
Total Return(5)                                        9.65%    6.74%     5.46%   14.41%  (0.36%)(2)
RATIOS / SUPPLEMENTARY DATA
  Net Assets (000 omitted)                            $ 437    $ 701    $1,745   $1,872   $ 565
  Ratio of Expenses to Average Net Assets              0.40%    0.40%     0.35%    0.20%      -
  Ratio of Investment Income - Net to Average Net
   Assets                                              5.87%    6.63%     6.87%    7.23%   1.98%(3)
  Decrease Reflected on Above Ratios Due to:
    Investment Management Fee Waived                   0.50%    0.50%     0.50%    0.50%   0.16%(3)
    Other Expenses Waived or Absorbed                  0.51%    0.50%     0.42%    0.97%   1.87%(3)
  Portfolio Turnover Rate                                64%      92%      110%     264%    159%

                                 SG COWEN FUNDS

NOTE 5 - (continued)

                                                                        SG COWEN
                                                                  LARGE CAP VALUE FUND
                                              ------------------------------------------------------------
                                                     CLASS A
                                              ---------------------
                                                   PERIOD FROM             CLASS B            CLASS I
                                                     1/2/98           -----------------  -----------------
                                                  (COMMENCEMENT          PERIOD FROM        PERIOD FROM
                                                 OF OPERATIONS)          4/17/98(4)          2/2/98(4)
                                                     THROUGH               THROUGH            THROUGH
                                                    11/30/98              11/30/98           11/30/98
                                              ---------------------   -----------------  -----------------
NET ASSET VALUE
  Beginning of Period                         $           10.00           $   11.11(1)       $    9.77(1)
                                                       --------             -------            -------
INCOME FROM INVESTMENT OPERATIONS
  Investment Income - Net                                  0.08                0.01               0.10
  Net Realized and Unrealized Gains (Losses)
   on Investments                                         (0.49)              (1.58)             (0.25)
                                                       --------             -------            -------
  Net from Investment Operations                          (0.41)              (1.57)             (0.15)
                                                       --------             -------            -------
LESS DISTRIBUTIONS:
  Dividends from Net Investment Income                    (0.06)              (0.01)             (0.08)
  Distributions from Net Realized Gains on
   Investments                                                -                   -                  -
                                                       --------             -------            -------
  Total Distributions                                     (0.06)              (0.01)             (0.08)
                                                       --------             -------            -------
NET ASSET VALUE
  End of Period                               $            9.53           $    9.53          $    9.54
                                                       --------             -------            -------
                                                       --------             -------            -------
Total Return(3)(5)                                        (4.08%)            (14.15%)            (1.56%)
RATIOS / SUPPLEMENTARY DATA
  Net Assets (000 omitted)                    $          12,044           $     164          $   1,153
  Ratio of Expenses to Average Net Assets                  1.11%(3)            1.23%(3)           0.80%(3)
  Ratio of Investment Income - Net to
   Average Net Assets                                      0.85%(3)            0.10%(3)           1.01%(3)
  Decrease Reflected on Above Ratios Due to
   Expense Reimbursements/Waivers                          0.66%               0.53%(3)           0.55%(3)
  Portfolio Turnover Rate                                    67%(3)              67%(3)             67%(3)

-------------

(1) Based upon the Class A Net Asset Value on the day prior to commencement of distribution

(2)  Annualized

(3)  Not Annualized

(4)  Commencement of Distribution

(5)  Exclusive of Sales Charges

(6)  Based upon average shares outstanding

REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

STOCKHOLDERS AND BOARDS OF DIRECTORS
SG COWEN INCOME + GROWTH FUND, INC.,
SG COWEN FUNDS, INC. AND SG COWEN SERIES FUNDS, INC.

  We have audited the accompanying statements of assets and liabilities, including the statements of investments, of SG Cowen Income + Growth Fund, SG Cowen Funds, Inc. (comprising, respectively, SG Cowen Opportunity Fund, SG Cowen Government Securities Fund and SG Cowen Intermediate Fixed Income Fund) and SG Cowen Series Funds, Inc. (consisting of SG Cowen Large Cap Value Fund) as of November 30, 1998, and the related statements of operations for the periods then ended, the statements of changes in net assets for each of the periods indicated therein and the financial highlights (see Note 5) for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

  We conducted our audits in accordance with generally accepted auditing standards. These standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 1998, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of SG Cowen Income + Growth Fund, Inc. and each of the respective portfolios constituting SG Cowen Funds, Inc. and SG Cowen Series Funds, Inc. at November 30, 1998, the results of their operations for the periods then ended, the changes in their net assets and the financial highlights for each of the indicated periods, in conformity with generally accepted accounting principles.

                                                            [LOGO]

New York, New York
January 8, 1999

                           SG COWEN OPPORTUNITY FUND

                          TAX INFORMATION (UNAUDITED)

  In order to meet certain requirements of the Internal Revenue Code we are advising you that $9,281,552 of the capital gain distributions paid during the year ended November 30, 1998 are subject to a maximum Federal income tax rate of 20%. The information necessary to complete your income tax returns was included with the Form 1099DIV sent to you in January, 1998.

                            SG COWEN FAMILY OF FUNDS

                                Financial Square
                            New York, NY 10005-3597

                                   DIRECTORS

       JOSEPH M. COHEN, Chairman
  JAMES H.       DR. MARTIN J.
    CAREY           GRUBER
DR. PETER P.    BURTON J. WEISS
     GIL

                                    OFFICERS

JOSEPH M. COHEN, CHAIRMAN OF THE BOARD OF DIRECTORS AND CHIEF EXECUTIVE OFFICER

                           DAVID R. SARNS, PRESIDENT

                   WILLIAM CHURCH, SENIOR INVESTMENT OFFICER

  CREIGHTON H. PEET, TREASURER, CHIEF FINANCIAL OFFICER AND SENIOR INVESTMENT
                                    OFFICER

                 WILLIAM RECHTER, SENIOR INVESTMENT OFFICER(1)

                      ALAN KOEPPLIN, INVESTMENT OFFICER(2)

                    BENEDICT CAPALDI, INVESTMENT OFFICER(4)

                      PAUL D. HOUK, INVESTMENT OFFICER(3)

                GORDON G. IFILL, ASSISTANT INVESTMENT OFFICER(2)

                           RODD M. BAXTER, SECRETARY

                         IRWOOD SCHLACKMAN, CONTROLLER

         INVESTMENT ADVISER                  CUSTODIAN
  SG Cowen Securities Corporation       Investors Fiduciary
          Financial Square                   Trust Co.
         New York, NY 10005               P.O. Box 419111
                                       Kansas City, MO 64141

            DISTRIBUTOR                    TRANSFER AGENT
      Funds Distributor, Inc.                DST, Inc.
    60 State Street, Suite 1300         210 West 10th Street
          Boston, MA 02109             Kansas City, MO 64105

           LEGAL COUNSEL                INDEPENDENT AUDITORS
      Willkie Farr & Gallagher           Ernst & Young LLP
         787 Seventh Avenue              787 Seventh Avenue
         New York, NY 10019              New York, NY 10019

------------

(1)  SG Cowen Income + Growth and SG Cowen Opportunity

(2)  SG Cowen Intermediate Fixed Income and SG Cowen Government Securities

(3)  SG Cowen Income + Growth

(4)  SG Cowen Income + Growth and SG Cowen Large Cap Value         COW ANN 11/98